Sub-Item 77Q1: Exhibits

77(Q1) (a)
Declaration of Trust

AMENDED AND
RESTATED
DECLARATION OF
TRUST

of
MONEY MARKET
OBLIGATIONS
TRUST
a Massachusetts
Business Trust



ARTICLE I
Name
and
Definit
ions	1
Section
1
..
1

N
a
m
e

1

Section
1
..
2

D
e
f
i
n
i
t
i
o
n
s

1

ARTICLE II
Purpos
e of
Trust	3
ARTICLE III
Shares	3
Section
3
..
1

D
i
v
i
s
i
o
n

o
f

B
e
n
e
f
i
c
i
a
l

I
n
t
e
r
e
s
t

3

Section
3
..
2

O
w
n
e
r
s
h
i
p

o
f

S
h
a
r
e
s

4

Section
3
..
3

T
r
a
n
s
f
e
r

o
f

S
h
a
r
e
s

4

Section
3
..
4

I
n
v
e
s
t
m
e
n
t
s

i
n

t
h
e

T
r
u
s
t

5

Section
3
..
5

S
t
a
t
u
s

o
f

S
h
a
r
e
s

a
n
d

L
i
m
i
t
a
t
i
o
n

o
f

P
e
r
s
o
n
a
l

L
i
a
b
i
l
i
t
y

5

Section
3
..
6

E
s
t
a
b
l
i
s
h
m
e
n
t

o
f

S
e
r
i
e
s

a
n
d

C
l
a
s
s
e
s

o
f

S
h
a
r
e
s

5

Section
3
..
7

C
o
n
s
t
a
n
t

N
e
t

A
s
s
e
t

V
a
l
u
e
;

R
e
d
u
c
t
i
o
n

o
f

O
u
t
s
t
a
n
d
i
n
g

S
h
a
r
e
s

8

ARTICLE IV
The
Board
of
Trustee
s	8
Section
4
..
1

N
u
m
b
e
r
,

E
l
e
c
t
i
o
n

a
n
d

T
e
n
u
r
e

8

Section
4
..
2

E
f
f
e
c
t

o
f

D
e
a
t
h
,

R
e
s
i
g
n
a
t
i
o
n
,

e
t
c
..

o
f

a

T
r
u
s
t
e
e

9

Section
4
..
3

P
o
w
e
r
s

1
0

Section
4
..
4

P
a
y
m
e
n
t

o
f

E
x
p
e
n
s
e
s

b
y

t
h
e

T
r
u
s
t

1
4

Section
4
..
5

C
o
l
l
e
c
t
i
o
n

a
n
d

P
a
y
m
e
n
t

1
4

Section
4
..
6

O
w
n
e
r
s
h
i
p

o
f

A
s
s
e
t
s

o
f

t
h
e

T
r
u
s
t

1
5

Section
4
..
7

S
e
r
v
i
c
e

C
o
n
t
r
a
c
t
s

1
5

Section
4
..
8

T
r
u
s
t
e
e
s

a
n
d

O
f
f
i
c
e
r
s

a
s

S
h
a
r
e
h
o
l
d
e
r
s

1
6

Section
4
..
9

D
e
t
e
r
m
i
n
a
t
i
o
n
s

b
y

T
r
u
s
t
e
e
s

1
6

Section
4
..
1
0

D
e
l
e
g
a
t
i
o
n

b
y

T
r
u
s
t
e
e
s

1
7

ARTICLE V
Shareh
olders?
Voting
Powers
and
Meetin
gs	17
ARTICLE VI
Valuati
on of
Portfol
io
Assets,
Net
Asset
Value,
Distrib
utions
and
Redem
ptions	18
Section
6
..
1

D
e
t
e
r
m
i
n
a
t
i
o
n

o
f

V
a
l
u
a
t
i
o
n

o
f

P
o
r
t
f
o
l
i
o

A
s
s
e
t
s
,

N
e
t

A
s
s
e
t

V
a
l
u
e
,

I
n
c
o
m
e
,

a
n
d

D
i
s
t
r
i
b
u
t
i
o
n
s

1
8

Section
6
..
2

R
e
d
e
m
p
t
i
o
n
s

a
n
d

R
e
p
u
r
c
h
a
s
e
s

1
8

ARTICLE
VII
Compe
nsation
;
Limitat
ion of
Liabilit
y of
Trustee
s and
Officer
s	20
Section
7
..
1

C
o
m
p
e
n
s
a
t
i
o
n

2
0

Section
7
..
2

L
i
m
i
t
a
t
i
o
n

o
f

L
i
a
b
i
l
i
t
y

2
0

Section
7
..
3

I
n
s
u
r
a
n
c
e

2
2

Section
7
..
4

I
n
d
e
m
n
i
f
i
c
a
t
i
o
n

2
2

Section
7
..
5

F
u
r
t
h
e
r

I
n
d
e
m
n
i
f
i
c
a
t
i
o
n

2
4

Section
7
..
6

L
i
m
i
t
a
t
i
o
n

o
f

P
e
r
s
o
n
a
l

L
i
a
b
i
l
i
t
y

a
n
d

I
n
d
e
m
n
i
f
i
c
a
t
i
o
n

o
f

S
h
a
r
e
h
o
l
d
e
r
s

2
4

ARTICLE
VIII
Miscell
aneous	24
Section
8
..
1

L
i
a
b
i
l
i
t
y

o
f

T
h
i
r
d

P
e
r
s
o
n
s

D
e
a
l
i
n
g

w
i
t
h

T
r
u
s
t
e
e
s

2
5

Section
8
..
2

T
e
r
m
i
n
a
t
i
o
n

o
f

t
h
e

T
r
u
s
t

o
r

A
n
y

S
e
r
i
e
s

o
r

C
l
a
s
s

2
5

Section
8
..
3

R
e
o
r
g
a
n
i
z
a
t
i
o
n

a
n
d

M
a
s
t
e
r
/
F
e
e
d
e
r

2
5

Section
8
..
4

A
m
e
n
d
m
e
n
t
s

2
7

Section
8
..
5

F
i
l
i
n
g

o
f

C
o
p
i
e
s
,

R
e
f
e
r
e
n
c
e
s
,

H
e
a
d
i
n
g
s
,

R
u
l
e
s

o
f

C
o
n
s
t
r
u
c
t
i
o
n

2
7

Section
8
..
6

A
p
p
l
i
c
a
b
l
e

L
a
w

2
8

Section
8
..
7

P
r
o
v
i
s
i
o
n
s

i
n

C
o
n
f
l
i
c
t

w
i
t
h

L
a
w

o
r

R
e
g
u
l
a
t
i
o
n
s

2
8

Section
8
..
8

B
u
s
i
n
e
s
s

T
r
u
s
t

O
n
l
y

2
8

Section
8
..
9

D
e
r
i
v
a
t
i
v
e

A
c
t
i
o
n
s

2
9

Section
8
..
1
0

I
n
s
p
e
c
t
i
o
n

o
f

R
e
c
o
r
d
s

a
n
d

R
e
p
o
r
t
s

3
0

Section
8
..
1
1

J
u
r
i
s
d
i
c
t
i
o
n

3
0




AMENDED AND
RESTATED
DECLARATION OF
TRUST
OF
MONEY MARKET
OBLIGATIONS
TRUST
      AMENDED
AND RESTATED
DECLARATION OF
TRUST made as of
November 11, 2015, by
the undersigned
Trustees;
      WHEREAS,
pursuant to a
Declaration of Trust
dated October 3, 1998,
as amended and
restated, the Trustees
established a
Massachusetts business
trust for the investment
and reinvestment of
funds contributed
thereto, the beneficial
interest in which is
divided into
transferable shares;
      WHEREAS, the
Trustees desire to
amend and restate said
Declaration of Trust in
its entirety;
      NOW,
THEREFORE, the
Trustees restate the
Declaration of Trust as
follows:


Name and Definitions
      Name.  The
name of the Trust is
Money Market
Obligations Trust and
the Trustees shall
conduct the business of
the Trust under that
name or any other
name as they may from
time to time determine.
The Trustees may,
without Shareholder
approval, change the
name of the Trust or
any Series or Class and
adopt such other name
as they deem proper.
In the event of any
name change, the
Trustees shall cause
notice to be given to
the affected
Shareholders within a
reasonable time after
the implementation of
such change, which
notice will be deemed
given if the changed
name is reflected in any
Registration Statement.
      Definitions.
Whenever used herein,
unless otherwise
required by the context
or specifically
provided:
      ?By-Laws?
shall mean the By-
Laws of the Trust as
amended from time to
time;
      ?Class? shall
mean a class of Shares
of the Trust or of any
Series of the Trust
established in
accordance with the
provisions of Article III
hereof;
      ?Commission,?
?Interested Person? and
?Principal
Underwriter? shall
have the meanings
given them in the 1940
Act;
      ?Covered
Person? shall have the
meaning given it in
Section 7.4 hereof;
      ?Declaration of
Trust? shall mean this
Amended and Restated
Declaration of Trust, as
amended or restated
from time to time;
      ?Exchange?
shall have the meaning
given it in Section
6.2(a) hereof;
      ?General
Assets? shall have the
meaning given it in
Section 3.6(a) hereof;
      ?Investment
Manager? or
?Manager? shall mean
a party furnishing
services to the Trust
pursuant to any
contract described in
Section 4.7(a) hereof;
      ?1940 Act?
shall mean the
Investment Company
Act of 1940, as
amended, and the rules
and regulations
thereunder and
interpretations
thereunder, and any
order or orders
thereunder which may
from time to time be
applicable to the Trust.
References herein to
specific sections of the
1940 Act shall be
deemed to include such
rules and regulations as
are applicable to such
sections as determined
by the Trustees or their
designees;
      ?Person? shall
mean and include
individuals,
corporations, limited
liability companies,
partnerships, trusts,
associations, joint
ventures, estates and
other entities, whether
or not legal entities,
and governments and
agencies and political
subdivisions thereof,
whether domestic or
foreign;
      ?Registration
Statement? shall mean
the Trust?s registration
statement or statements
as filed with the
Commission, as from
time to time in effect
and shall include any
prospectus or statement
of additional
information, as
amended or
supplemented, forming
a part thereof;
      ?Schedule A?
shall have the meaning
given it in Section 3.6
hereof;
      ?Series? shall
mean each series of
Shares referenced in, or
established under or in
accordance with, the
provisions of Article
III;
      ?Shareholder?
shall mean a record
owner of outstanding
Shares;
      ?Shares? shall
mean the shares of
beneficial interest into
which the beneficial
interest in the Trust
shall be divided from
time to time and
includes fractions of
Shares as well as whole
Shares;
      ?Trust? shall
mean the
Massachusetts
voluntary association
established by this
Declaration of Trust, as
amended from time to
time;
      ?Trust
Property? shall mean
any and all property,
real or personal,
tangible or intangible,
that is from time to
time owned or held by
or for the account of
the Trust or the
Trustees; and
      ?Trustees? or
?Board of Trustees?
shall mean the persons
who have signed this
Declaration of Trust
and all other persons
who may from time to
time be duly elected or
appointed to serve as
Trustees in accordance
with the provisions
hereof, in each case so
long as such person
shall continue in office
in accordance with the
terms of this
Declaration of Trust,
and reference herein to
a Trustee or the
Trustees shall refer to
such person or persons
in his, her or their
capacities as trustee or
trustees hereunder.
Unless otherwise
required by the context
or specifically
provided, any reference
herein to the Trustees
shall refer to the
Trustee at any time that
there is only one
Trustee of the Trust.


Purpose of Trust
      The purpose of
the Trust is to conduct,
operate and carry on
the business of a
management
investment company
registered under the
1940 Act through one
or more Series, to do
any and all acts or
things as are necessary,
convenient,
appropriate, incidental
or customary in
connection therewith,
and to carry on such
other business or
businesses as the
Trustees may from time
to time determine
pursuant to their
authority under this
Declaration of Trust.


Shares
      Division of
Beneficial Interest.
The beneficial interest
in the Trust shall be
divided into Shares.
The Trust and any
Series may have no
Classes, may consist of
one Class or may be
divided into two or
more Classes.  The
number of Shares of
the Trust and each
Series and Class
authorized hereunder is
unlimited.  The Trust is
authorized to issue an
unlimited number of
Shares, and upon the
establishment of any
Series or Class as
provided herein, the
Trust shall be
authorized to issue an
unlimited number of
Shares of each such
Series and Class, unless
otherwise determined
and subject to any
conditions set forth, by
the Trustees.  Subject
to the further
provisions of this
Article III and any
applicable requirements
of the 1940 Act, the
Trustees shall have full
power and authority, in
their sole discretion,
and without obtaining
any authorization or
vote of the
Shareholders of any
Series or Class, (i) to
divide the beneficial
interest in each Series
or Class into Shares,
with or without par
value as the Trustees
shall determine
(provided that unless
the Trustees shall
otherwise determine,
all Shares shall have a
no par value), (ii) to
issue Shares without
limitation as to number
(including fractional
Shares and Shares held
in the treasury), to such
Persons and for such
amount and type of
consideration,
including cash,
securities or other
property, at such time
or times and on such
terms as the Trustees
may deem appropriate,
(iii) to establish and
designate and to change
in any manner any
Series or Class and to
fix such preferences,
voting powers, rights,
duties and privileges
and business purpose of
each Series or Class as
the Trustees may from
time to time determine,
which preferences,
voting powers, rights,
duties and privileges
may be different from
any existing Series or
Class thereof and may
be limited to specified
property or obligations
of the Trust or profits
and losses associated
with specified property
or obligations of the
Trust, (iv) to divide or
combine the Shares of
the Trust or any Series
or Class into a greater
or lesser number
without thereby
materially changing the
proportionate beneficial
interest of the Shares of
the Trust or such Series
or Class in the assets
held with respect to the
Trust or such Series or
Class, (v) to classify or
reclassify any Shares of
the Trust or any Series
or Class into Shares of
one or more Series or
Classes (whether the
Shares to be classified
or reclassified are
issued and outstanding
or unissued and
whether such Shares
constitute part or all of
the Shares of the Trust
or such Series or Class)
and (vi) to take such
other action with
respect to the Shares of
the Trust or any Series
or Class as the Trustees
may deem desirable.
      Subject to the
distinctions permitted
among Classes of the
Trust or any Series as
established by the
Trustees consistent
with the requirements
of the 1940 Act, each
Share of the Trust or
any Series shall
represent an equal
beneficial interest in
the net assets of the
Trust or such Series,
and each Shareholder
of the Trust or any
Series shall be entitled
to receive such
Shareholder?s pro rata
share of distributions of
income and capital
gains, if any, made
with respect to the
Trust or such Series.
Upon redemption of the
Shares of any Series or
upon liquidation or
termination of any
Series, the applicable
Shareholder shall be
paid solely out of the
funds and property of
such Series of the
Trust.  Ownership of
Shares shall not be
deemed to establish a
contract between the
Shareholder and the
Trust or any Series.  A
Shareholder of a
particular Series of the
Trust shall not be
entitled to participate in
a derivative or class
action on behalf of any
other Series or the
Shareholders of any
other Series of the
Trust.
      All references
to Shares in this
Declaration of Trust
shall be deemed to be
Shares of the Trust and
of any or all Series or
Classes, as the context
may require.  All
provisions herein
relating to the Trust
shall apply equally to
each Series of the Trust
and each Class, except
as the context
otherwise requires.
      Notwithstandin
g any other provision
of this Declaration of
Trust, all Shares issued
hereunder, including
Shares issued in
connection with a
dividend in Shares or a
split or reverse split of
Shares, shall be fully
paid and non-
assessable.  Except as
otherwise provided by
the Trustees,
Shareholders shall have
no preference,
preemptive, appraisal,
conversion or exchange
rights with respect to
any securities issued by
the Trust.  Shares held
in the Trust?s treasury
shall not confer any
voting rights on the
Trustees and shall not
be entitled to any
dividends or other
distributions declared
with respect to the
Shares.
      Ownership of
Shares.  The ownership
of Shares shall be
recorded on the books
of the Trust or a
transfer agent for the
Trust, which books
shall contain the names
and addresses of the
Shareholders and the
Shares held by each
Shareholder.  No
certificates certifying
the ownership of
Shares shall be issued
except as the Board of
Trustees may otherwise
determine from time to
time.  The Trustees
may make such rules as
they consider
appropriate for the
issuance of Share
certificates, the transfer
of Shares and similar
matters.  The record
books of the Trust as
kept by the Trust or any
transfer agent, as the
case may be, shall be
conclusive as to the
identity of the
Shareholders of each
Series and Class and as
to the number of Shares
of the Trust and of each
Series and Class held
from time to time by
each Shareholder.  No
Shareholder shall be
entitled to receive
payment of any
distribution or to have
notice given to such
Shareholder, as
provided herein or in
the By-laws, of any
meeting or other action
in respect of the Trust
or any Series or Class
until such Shareholder
has given its address
and such other
information as shall be
required to such officer
or agent of the Trust or
such Series or Class as
shall keep the record
books of the Trust or
such Series or Class for
entry thereof.
Transfer of Shares.
Except as otherwise
provided by the
Trustees, Shares shall
be transferable on the
books of the Trust only
by the record holder
thereof or by his duly
authorized agent upon
delivery to the Trustees
or the Trust?s transfer
agent of a duly
executed instrument of
transfer, together with a
Share certificate if one
is outstanding, and
such evidence of the
genuineness of each
such execution and
authorization and of
such other matters as
may be required by the
Trustees.  Upon such
delivery, and subject to
any further
requirements specified
by the Trustees, the
transfer shall be
recorded on the books
of the Trust.  Until a
transfer is so recorded,
the Shareholder of
record of Shares shall
be deemed to be the
Shareholder with
respect to such Shares
for all purposes
hereunder and neither
the Trustees nor the
Trust, nor any transfer
agent or registrar or
any officer, employee
or agent of the Trust,
shall be affected by any
notice of a proposed
transfer.  Any person
becoming entitled to
any Shares in
consequence of the
death, bankruptcy, or
incompetence of any
Shareholder, or
otherwise by operation
of  law, shall be
recorded on the books
of the Trust as the
holder of such Shares
upon production of the
proper evidence thereof
to the Trustees or the
Trust?s transfer agent,
but until such record is
made, the Shareholder
of record shall be
deemed to be the
holder of such Shares
for all purposes
hereunder and neither
the Trustees nor the
Trust?s transfer agent,
or registrar nor any
officer, employee or
agent of the Trust shall
be affected by any
notice of such death,
bankruptcy or
incompetence, or other
operation of law.
Investments in the
Trust.  Investments
may be accepted by the
Trust from such
Persons, at such times,
on such terms, and for
such consideration as
the Trustees or their
authorized agents from
time to time may
authorize in their sole
discretion.  The
Trustees and their
authorized agents shall
have the right to refuse
to issue Shares to any
Person at any time and
for any reason.
Status of Shares and
Limitation of Personal
Liability.  Shares shall
be deemed to be
personal property
giving only the rights
provided in this
Declaration of Trust.
The death, incapacity,
dissolution, termination
or bankruptcy of a
Shareholder during the
existence of the Trust
shall not operate to
terminate the Trust, nor
entitle the
representative of any
such Shareholder to an
accounting or to take
any action in court or
elsewhere against the
Trust or the Trustees,
but entitles such
representative only to
the rights of such
Shareholder under this
Trust.  Ownership of
Shares shall not entitle
the Shareholder to any
title in or to the whole
or any part of the Trust
Property, right to
conduct any business
herein described, or
right to call for a
partition or division of
the same or for an
accounting, nor shall
the ownership of
Shares constitute the
Shareholders as
partners.  For the
avoidance of doubt,
Shareholders shall have
no rights, privileges,
claims or remedies
under any contract or
agreement entered into
by the Trust or any
Series thereof with any
service provider or
other agent to or
contractor with the
Trust or a Series
thereof, including,
without limitation, any
third party beneficiary
rights.  Neither the
Trust nor the Trustees,
nor any officer,
employee or agent of
the Trust shall have any
power to bind
personally any
Shareholder, nor,
except as specifically
provided herein, to call
upon any Shareholder
for the payment of any
sum of money or
assessment whatsoever
other than such as the
Shareholder may at any
time personally agree
to pay.  For the
avoidance of doubt,
any rights a shareholder
may have under state
law as to an undivided
beneficial ownership
interest in the
underlying portfolio of
the Trust or any series
shall not be altered by
the provisions herein.
Establishment of Series
and Classes of Shares.
The establishment of
any Series or Class of
Shares shall be
effective upon the
adoption by the
Trustees of a resolution
that sets forth the
establishment and
designation of, or
otherwise identifies,
such Series or Class,
whether directly in
such resolution or by
reference to, or
approval of another
document that sets
forth the designation
of, or otherwise
identifies, such Series
or Class, any
amendment and/or
restatement of this
Declaration of Trust
and/or as otherwise
provided in such
resolution.  The relative
rights and preferences
of each Series and each
Class shall be as set
forth herein, unless
otherwise provided in
the resolution
establishing such Series
or Class.  Any action
that may be taken by
the Trustees with
respect to any Series or
Class, including any
addition, modification,
division, combination,
classification,
reclassification, change
of name or termination
may be made in the
same manner as the
establishment of such
Series or Class.  Any
Registration Statement
relating to any Series or
Class of the Trust shall
not be incorporated into
this Declaration of
Trust and shall not give
rise to any rights or
duties hereunder.
Shares of each Series
or Class established
pursuant to this Article
III (unless otherwise
provided in the
resolution establishing
such additional Series
or Class), shall have the
following relative
rights and preferences:
Assets Held with
Respect to a Particular
Series.  All
consideration received
by the Trust for the
issue or sale of Shares
of a particular Series,
together with all assets
in which such
consideration is
invested or reinvested,
all income, earnings,
profits, and proceeds
thereof from whatever
source derived,
including any proceeds
derived from the sale,
exchange or liquidation
of such assets, and any
funds or payments
derived from any
reinvestment of such
proceeds in whatever
form the same may be,
shall irrevocably be
held with respect to
that Series for all
purposes, subject only
to the rights of
creditors of such Series
and except as may
otherwise be required
by applicable laws, and
shall be so recorded
upon the books of
account of the Trust.
Such consideration,
assets, income,
earnings, profits and
proceeds thereof, from
whatever source
derived, including any
proceeds derived from
the sale, exchange or
liquidation of such
assets, and any funds or
payments derived from
any reinvestment of
such proceeds, in
whatever form the
same may be, are
herein referred to as
?assets held with
respect to? that Series.
In the event that the
Trust has only issued
Shares of two or more
Series (and not Shares
of the Trust) and there
are any assets, income,
earnings, profits and
proceeds thereof, funds
or payments that are
not readily identifiable
as assets held with
respect to any
particular Series
(collectively ?General
Assets?), the Trustees
shall allocate such
General Assets to,
between or among any
one or more of the
Series in such manner
and on such basis as the
Trustees, in their sole
discretion, deem fair
and equitable, and any
General Assets so
allocated to a particular
Series shall be held
with respect to that
Series.  Each such
allocation by the
Trustees shall be
conclusive and binding
upon the Shareholders
of all Series for all
purposes.
Liabilities Held with
Respect to a Particular
Series.  All liabilities of
the Trust held with
respect to a particular
Series and all expenses,
costs, charges and
reserves attributable to
that Series shall be
charged against the
assets held with respect
to that Series.  Any
general liabilities,
expenses, costs,
charges and reserves of
the Trust that are not
readily identifiable as
being held with respect
to any particular Series
shall be allocated and
charged by the Trustees
to and among any one
or more of the Series in
such manner and on
such basis as the
Trustees in their sole
discretion deem fair
and equitable.  All
liabilities, expenses,
costs, charges and
reserves so charged to a
Series are herein
referred to as
?liabilities held with
respect to? that Series.
Each allocation of
liabilities, expenses,
costs, charges and
reserves by the
Trustees shall be
conclusive and binding
upon the Shareholders
of all Series for all
purposes.  All liabilities
held with respect to a
particular Series shall
be enforceable against
the assets held with
respect to such Series
only and not against the
assets of the Trust
generally or against the
assets held with respect
to any other Series and,
except as otherwise
provided in this
Declaration of Trust
with respect to the
allocation of General
Assets, none of the
debts, liabilities,
obligations and
expenses incurred,
contracted for or
otherwise existing with
respect to the Trust
generally or any other
Series thereof shall be
enforceable against the
assets of such Series.
To the extent required
under applicable law of
the Commonwealth of
Massachusetts in order
to give effect to the
limitation on inter-
Series liabilities set
forth in this Section
3.6, (i) separate and
distinct records shall be
maintained for each
Series, (ii) the assets
held with respect to
each Series shall be
held in such separate
and distinct records
(directly or indirectly,
including through a
nominee or otherwise)
and accounted for in
such separate and
distinct records
separately from the
assets held with respect
to all other Series and
the General Assets of
the Trust not allocated
to such Series and or
(iii) the records
maintained for each
Series shall account for
the assets held with
respect to such Series
separately from the
assets of any other
Series and from the
General Assets of the
Trust not allocated to
such Series.
Dividends,
Distributions,
Redemptions, and
Repurchases.
Notwithstanding any
other provisions of this
Declaration of Trust,
including Article VI,
no dividend or
distribution on the
Shares of any Series,
including any
distribution paid in
connection with
liquidation or
termination of the Trust
or such Series or any
Class of such Series,
nor any redemption or
repurchase of, the
Shares of such Series
or Class shall be
effected by the Trust
other than from the
assets held with respect
to such Series, nor shall
any Shareholder of any
particular Series
otherwise have any
right or claim against
the assets held with
respect to any other
Series except to the
extent that such
Shareholder has such a
right or claim
hereunder as a
Shareholder of such
other Series.  The
Trustees shall have the
sole discretion, to the
extent not inconsistent
with the 1940 Act, to
determine which items
shall be treated as
income and which
items as capital, and
each such
determination and
allocation shall be
conclusive and binding
upon all Shareholders
for all purposes.
Fractions.  Any
fractional Share of the
Trust or any Series
shall carry
proportionately all the
rights and obligations
of a whole Share of the
Trust or any Series,
including rights with
respect to voting,
receipt of dividends
and distributions,
redemption of Shares
and termination of the
Trust.
Exchange Privilege.
The Trustees shall have
the authority to provide
that the Shareholders of
any Series or Class
shall have the right to
exchange such Shares
for Shares of one or
more other Series or
Class of Shares or for
interests in one or more
trusts, corporations or
other business entities
(or a series or class of
any of the foregoing) in
accordance with such
requirements and
procedures as may be
established by the
Trustees.
Combination of Series
and Classes.  The
Trustees shall have the
authority, without the
approval of the
Shareholders of the
Trust or any Series or
Class unless otherwise
required by applicable
federal law, to combine
the assets and liabilities
held with respect to any
two or more Series or
Classes into assets and
liabilities held with
respect to a single
Series or Class and in
connection therewith to
cause the Shareholders
of each such Series or
Class to become
Shareholders of such
single Series or Class.
Elimination of Series or
Classes.  At any time
that there are no Shares
outstanding of any
particular Series or
Class previously
established, the
Trustees may abolish
that Series or Class and
rescind the
establishment thereof.
Division of Series or
Classes.  The Trustees
shall have the
authority, without the
approval of the
Shareholders of any
Series or Class unless
otherwise required by
applicable federal law,
to divide the assets and
liabilities held with
respect to any Series or
Class into assets and
liabilities held with
respect to an additional
one or more Series or
Classes and in
connection therewith to
cause some or all of the
Shareholders of such
Series or Class to be
admitted as
Shareholders of such
additional one or more
Series or Classes.
Class Designation.  The
variations in the
relative rights and
preferences as between
the different Classes of
the Trust, or, if any
Series be established,
the Series shall be fixed
and determined by the
Trustees; provided, that
all Shares of the Trust
or of any Series shall
be identical to all other
Shares  of the Trust or
the same Series, as the
case may be, except
that there may be
variations between
different Classes as to,
among other things,
allocation of expenses,
right of  redemption,
special and relative
rights as to dividends
and on liquidation,
conversion rights, and
conditions under which
the several Classes
shall have separate
voting rights.
Liabilities, expenses,
costs, charges and
reserves related to the
distribution of, and
other identified
expenses that should
properly be allocated
to, the Shares of a
particular Class may be
charged to and borne
solely by such  Class
and the bearing of
expenses solely by a
Class of Shares may be
appropriately reflected
(in a manner
determined by the
Trustees) and cause
differences in the net
asset value attributable
to, and the dividend,
redemption and
liquidation rights of,
the Shares of different
Classes. Each
allocation of liabilities,
expenses, costs,
charges and reserves by
the Trustees shall be
conclusive and binding
upon the Shareholders
of all Classes for all
purposes.
Constant Net Asset
Value; Reduction of
Outstanding Shares.  If
for any reason, the net
income of the Trust or
any Series, determined
at any time is a
negative amount, the
Trustees shall have the
power with respect to
the Trust or such Series
(i) to offset each
Shareholder?s pro rata
share of such negative
amount from the
accrued dividend
account of such
Shareholder, or (ii) to
reduce the number of
outstanding Shares of
the Trust or such Series
by reducing the number
of Shares in the
account of such
Shareholder by that
number of full and
fractional Shares which
represents the amount
of such excess negative
net income, or (iii) to
cause to be recorded on
the books of the Trust
or such Series an asset
account in the amount
of such negative net
income, which account
may be reduced by the
amount, provided that
the same shall
thereupon become the
property of the Trust or
such Series with
respect to the Trust or
such Series and shall
not be paid to any
Shareholder, of
dividends declared
thereafter upon the
outstanding Shares of
the Trust or such Series
on the day such
negative net income is
experienced, until such
asset account is
reduced to zero; or (iv)
to combine the methods
described in clauses (i)
and (ii) and (iii) of this
sentence, in order to
cause the net asset
value per Share of the
Trust or such Series to
remain at a constant
amount per outstanding
Share immediately
after each such
determination and
declaration. The
Trustees shall also have
the power to fail to
declare a dividend out
of net income for the
purpose of causing the
net asset value per
Share to be increased to
a constant amount. The
Trustees shall not be
required to adopt, but
may at any time adopt,
discontinue or amend
the practice of
maintaining the net
asset value per Share of
the Trust or a Series at
a constant amount.


The Board of Trustees
Number, Election and
Tenure.  The initial
Trustees shall be the
persons initially
signing this Declaration
of Trust.  The number
of Trustees shall be the
number of persons so
signing until changed
by the Trustees, and the
Trustees may fix the
number of Trustees
from time to time;
provided that the
number of Trustees
shall at all times be at
least one (1).  Each
Trustee shall serve
during the continued
lifetime of the Trust
until the next meeting
of Shareholders called
for the purpose of
electing Trustees and
until the election and
qualification of his or
her successor or, if
sooner, until he or she
dies, declines to serve,
resigns, retires, is
removed, is
incapacitated or is
otherwise unable or
unwilling to serve as
herein provided.
Shareholders shall not
be entitled to elect
Trustees except as
required by the 1940
Act.  To the extent
required by the 1940
Act, the Shareholders
shall elect the Trustees
on such dates as the
Trustees may fix from
time to time.  Any
Trustee may resign at
any time by an
instrument signed by
him and delivered to
any officer of the Trust
or to a meeting of the
Trustees.  Such
resignation shall be
effective upon receipt
unless specified to be
effective at some other
time.  Except to the
extent expressly
provided in a written
agreement with the
Trust, no Trustee
resigning and no
Trustee removed shall
have any right to any
compensation for any
period following the
effective date of his or
her resignation or
removal, or any right to
damages on account of
such removal.  Upon
the resignation or
removal of a Trustee,
or his otherwise
ceasing to be a Trustee,
he shall execute and
deliver such
documents, if any, as
the remaining Trustees
shall require for the
purpose of conveying
to the Trust or the
remaining Trustees any
Trust Property or
property of any Series
of the Trust held in the
name of the resigning
or removed Trustee.
Upon the incapacity or
death of any Trustee,
his legal representative
shall execute and
deliver on his behalf
such documents, if any,
as the remaining
Trustees shall require
as provided in the
preceding sentence.
The Shareholders may
elect Trustees at any
meeting of
Shareholders called by
the Trustees for that
purpose.  In the event
that after the proxy
material has been
printed for a meeting of
Shareholders at which
Trustees are to be
elected any one or
more nominees named
in such proxy material
dies or become
incapacitated or is
otherwise unable or
unwilling to serve, the
authorized number of
Trustees shall be
automatically reduced
by the number of such
nominees, unless the
Board of Trustees prior
to the meeting shall
otherwise determine.
Any Trustee may be
removed by action of
two-thirds of the
Trustees.  Any Trustee
may be removed at any
meeting of
Shareholders by a vote
of two-thirds of the
Shares of the Trust
issued and outstanding.
A meeting of
Shareholders for the
purpose of electing or
removing one or more
Trustees shall be called
as provided in the By-
Laws.
Effect of Death,
Resignation, etc. of a
Trustee.  The death,
declination to serve,
resignation, retirement,
removal, or incapacity
of one or more
Trustees, or all of them,
shall not operate to
annul the Trust or to
revoke any existing
agency created
pursuant to the terms of
this Declaration of
Trust.  Whenever there
shall be fewer than the
designated number of
Trustees, until
additional Trustees are
elected or appointed as
provided herein to
bring the total number
of Trustees equal to the
designated number, or
the number of Trustees
as fixed is reduced, the
Trustees in office,
regardless of their
number, shall have all
the powers granted to
the Trustees and shall
discharge all the duties
imposed upon the
Trustees by this
Declaration of Trust,
and during the period
during which any such
vacancy shall occur,
only the Trustees then
in office shall be
counted for the
purposes of the
existence of a quorum
or any action to be
taken by such Trustees.
As evidence of such
vacancy, an instrument
certifying the existence
of such vacancy may
be executed by an
officer of the Trust or
by a Trustee.  In the
event of the death,
declination,
resignation, retirement,
removal, or incapacity
of all the then Trustees
within a short period of
time and without the
opportunity for at least
one Trustee being able
to appoint additional
Trustees to replace
those no longer
serving, the Trust?s
Investment Manager(s)
are empowered to
appoint new Trustees
subject to the
provisions of Section
16(a) of the 1940 Act.
Powers.  The Trustees
shall have exclusive
and absolute control
over the Trust Property
and over the business
of the Trust to the same
extent as if the Trustees
were the sole owners of
the Trust Property and
business in their own
right, but with such
powers of delegation as
may be permitted by
this Declaration of
Trust. The Trustees
shall have power to
conduct the business of
the Trust and carry on
its operations in any
and all of its branches
and maintain offices
both within and without
the Commonwealth of
Massachusetts, in any
and all states of the
United States of
America, in the District
of Columbia, and in
any and all
commonwealths,
territories,
dependencies, colonies,
possessions, agencies
or instrumentalities of
the United States of
America and of foreign
governments, and to do
all such other things
and execute all such
instruments as they
deem necessary, proper
or desirable in order to
promote the interests of
the Trust although such
things are not herein
specifically mentioned.
Any determination as
to what is in the
interests of the Trust
made by the Trustees
shall be conclusive. In
construing the
provisions of this
Declaration of Trust,
the presumption shall
be in favor of a grant of
power to the Trustees
and the absence of a
specific reference
herein to any power,
privilege or action shall
not imply that the Trust
may not exercise such
power or privilege or
take such actions.
Without limiting the
foregoing, the Trustees
may: adopt By-Laws
not inconsistent with
this Declaration of
Trust providing for the
regulation and
management of the
affairs of the Trust or
any Series including,
without limitation, By-
laws governing the
rights and powers of
the Trust, its Trustees,
officers, employees and
Shareholders, and may
amend and repeal such
By-Laws; enlarge or
reduce their number
and fill vacancies
caused by enlargement
of their number or by
the death, declination
to serve, resignation,
retirement, removal or
incapacity of a Trustee;
elect and remove, with
or without cause, such
officers and appoint
and terminate such
agents as they consider
appropriate; appoint
from their own number
and establish and
terminate one or more
committees consisting
of one or more Trustees
which may exercise the
powers and authority of
the Board of Trustees
to the extent that the
Trustees determine,
including a committee
consisting of fewer
than all of the Trustees
then in office, which
may act for and bind
the Trustees and the
Trust, with respect to
the institution,
prosecution, dismissal,
settlement, review or
investigation of any
legal action, suit or
proceeding, pending or
threatened to be
brought before any
court, administrative
agency or other
adjudicatory body;
employ one or more
custodians of the assets
of the Trust and
authorize such
custodians to employ
subcustodians and to
deposit all or any part
of such assets in a
system or systems for
the central handling of
securities or with a
Federal Reserve Bank;
retain a transfer agent
(references to ?transfer
agent? shall also
include any similar
agent) or a shareholder
servicing agent, or
both; provide for the
issuance and
distribution of Shares
by the Trust directly or
through one or more
Principal Underwriters,
or both, or otherwise;
set record dates for the
determination of
Shareholders with
respect to various
matters; establish a
registered office and
have a registered agent
in the Commonwealth
of Massachusetts; and
declare and pay
dividends and
distributions to
Shareholders.  The
Trustees have the
power to construe and
interpret any of the
provisions of this
Declaration insofar as
the same may appear to
be ambiguous or
inconsistent with any
other provisions hereof,
and to act upon any
such construction or
interpretation.  Any
construction or
interpretation of this
Declaration of Trust by
the Trustees and any
action taken pursuant
thereto and any
determination as to
what is in the interests
of the Trust and the
Shareholders made by
the Trustees shall, in
each case, be
conclusive and binding
on all Shareholders and
all other Persons for all
purposes.  In
construing the
provisions of this
Declaration of Trust,
the presumption shall
be in favor of a grant of
power to the Trustees.
Unless otherwise
expressly provided
herein or required by
federal law including
the 1940 Act, the
Trustees shall act in
their sole discretion and
may take any action or
exercise any power
without any vote or
consent of the
Shareholders.
Without limiting the
foregoing, the Trustees
shall have the power
and authority to cause
the Trust (or to act on
behalf of the Trust);
To invest and reinvest
cash, to hold cash
uninvested, and to
subscribe for, invest in,
reinvest in, purchase or
otherwise acquire, own,
hold, pledge, mortgage,
hypothecate, lease, sell,
assign, transfer,
exchange, distribute,
write options on, lend
or otherwise deal in, or
dispose of any form of
property, including
foreign currencies and
related instruments and
contracts for the future
acquisition or delivery
of fixed income or
other securities, and
securities of every
nature and kind,
including all types of
bonds, debentures,
stocks, warrants, time
notes, negotiable or
non-negotiable
instruments,
obligations, evidences
of indebtedness,
certificates of deposit
or indebtedness,
commercial paper,
repurchase agreements,
reverse repurchase
agreements, dollar
rolls, convertible
securities, forward
contracts, options,
futures contracts,
swaps, other financial
contracts or derivative
instruments, and
securities issued by an
investment company
registered under the
1940 Act or any series
thereof, bankers?
acceptances, and other
securities of any kind,
issued, created,
guaranteed, or
sponsored by any and
all Persons, including
states, municipalities,
territories, and
possessions of the
United States and the
District of Columbia
and any political
subdivision, agency, or
instrumentality thereof,
any foreign
government or any
political subdivision,
agency or
instrumentality thereof,
any quasi-
governmental or
international agency or
instrumentality, or by
any bank or savings
institution, or by any
corporation or
organization organized
under the laws of the
United States or of any
state, territory, or
possession thereof, or
by any corporation or
organization organized
under any foreign law,
or in ?when issued?
contracts for any such
securities, to change
the investments of the
assets of the Trust; and
to exercise any and all
rights, powers, and
privileges of ownership
or interest in respect of
any and all such
investments of every
kind and description,
including the right to
consent and otherwise
act with respect thereto,
with power to designate
one or more Persons to
exercise any of said
rights, powers, and
privileges in respect of
any of said instruments;
To purchase, sell and
hold currencies and
enter into contracts for
the future purchase or
sale of currencies,
including forward
foreign currency
exchange contracts;
To sell, exchange or
otherwise dispose of,
lend, pledge, mortgage,
hypothecate, lease, or
write options
(including, options on
futures contracts) with
respect to or otherwise
deal in any property
rights relating to any or
all of the assets of the
Trust or any Series;
To exercise all rights,
powers and privileges
of ownership or interest
in all securities,
repurchase agreements,
futures contracts and
options and other
assets included in the
Trust Property,
including the right to
vote thereon (such right
to include the power to
execute and deliver
proxies or powers of
attorney to such Person
or Persons as the
Trustees shall deem
proper, granting to such
Person or Persons such
power and discretion
with relation to
securities or property as
the Trustees shall deem
proper) and otherwise
act with respect thereto
and to do all acts for
the preservation,
protection,
improvement and
enhancement in value
of all such assets;
To exercise powers and
right of subscription or
otherwise which in any
manner arise out of
ownership of securities;
To acquire (by
purchase or otherwise),
hold, use, maintain and
dispose of (by sale or
otherwise) any security
or property in a form
not indicating any trust,
whether in bearer, book
entry, unregistered or
other negotiable form,
or in its own name or in
the name of a Trustee
or in the name of a
custodian or
subcustodian or a
nominee or nominees
or otherwise;
To consent to or
participate in any plan
for the reorganization,
consolidation or merger
of any corporation or
issuer of any security
which is held in the
Trust; to consent to any
contract, lease,
mortgage, purchase or
sale of property by
such corporation or
issuer; and to pay calls
or subscriptions with
respect to any security
held in the Trust;
To join with other
security holders in
acting through a
committee, depository,
voting trustee or
otherwise, and in that
connection to deposit
any security with, or
transfer any security to,
any such committee,
depository or trustee,
and to delegate to them
such power and
authority with relation
to any security
(whether or not so
deposited or
transferred) as the
Trustees shall deem
proper, and to agree to
pay, and to pay, such
portion of the expenses
and compensation of
such committee,
depository or trustee as
the Trustees shall deem
proper;
To compromise,
arbitrate or otherwise
adjust claims in favor
of or against the Trust
or any matter in
controversy, including
claims for taxes;
To enter into joint
ventures, general or
limited partnerships
and any other
combinations or
associations;
To borrow funds or
other property or
otherwise obtain credit
in the name of the Trust
or Series exclusively
for Trust (or such
Series) purposes and in
connection therewith
issue notes or other
evidence of
indebtedness; and to
mortgage, pledge or
otherwise subject as
security the Trust
Property or any part
thereof to secure any or
all of such
indebtedness, including
the lending of portfolio
securities;
To endorse or
guarantee the payment,
or undertake the
performance, of any
notes, bonds,
debentures, or other
contracts, engagements
or obligations of any
Person; to make
contracts of guaranty or
suretyship, or otherwise
assume liability for
payment thereof; and to
mortgage and pledge
the Trust Property or
any part thereof to
secure any of or all of
such obligations;
To purchase and pay
for entirely out of Trust
Property, or the assets
belonging to any
appropriate Series, such
insurance as the
Trustees may deem
necessary or
appropriate for the
conduct of the
business, including
insurance policies
insuring the assets of
the Trust or payment of
distributions and
principal on its
portfolio investments,
and insurance policies
insuring the
Shareholders, Trustees,
officers, employees,
agents, investment
advisers or Managers,
Principal Underwriters,
or independent
contractors of the
Trust, individually
against all claims and
liabilities of every
nature arising by reason
of holding Shares,
holding, being or
having held any such
office or position, or by
reason of any action
alleged to have been
taken or omitted by any
such Person as Trustee,
officer, employee,
agent, investment
adviser or Manager,
Principal Underwriter,
or independent
contractor, including
any action taken or
omitted that may be
determined to
constitute negligence,
whether or not the
Trust would have the
power to indemnify
such Person against
liability;
To adopt, establish and
carry out pension,
profit-sharing, share
bonus, share purchase,
savings, thrift and other
retirement, incentive
and benefit plans and
trusts, including the
purchasing of life
insurance and annuity
contracts as a means of
providing such
retirement and other
benefits, for any or all
of the Trustees,
officers, employees and
agents of the Trust;
To operate as and carry
out the business of an
investment company
registered under the
1940 Act, and exercise
all the powers
necessary or
appropriate to the
conduct of such
operations;
To enter into a plan of
distribution and any
related agreements
whereby the Trust may
finance directly or
indirectly any activity
which is primarily
intended to result in the
sale of Shares;
To employ one or more
banks, trust companies
or companies that are
members of a national
securities exchange or
such other entities as
the Commission may
permit as custodians of
any assets of the Trust
subject to any
conditions set forth in
this Declaration of
Trust or in the By-
Laws;
To establish separate
and distinct Series with
separately defined
investment objectives
and policies, distinct
investment purposes
and separate Shares
representing beneficial
interests in such Series,
and to establish
separate Classes of the
Trust or any Series, all
in accordance with the
provisions of Article
III;
To interpret the
investment policies,
practices or limitations
of the Trust or any
Series or Class;
To the fullest extent
permitted by applicable
law of the
Commonwealth of
Massachusetts, to
allocate assets and
liabilities of the Trust
to a particular Series,
and liabilities to a
particular Class, or to
apportion the same
between or among two
(2) or more Series or
Classes, as provided for
in Article III;
To invest part or all of
the Trust Property (or
part or all of the assets
of any Series), or to
dispose of part or all of
the Trust Property (or
part or all of the assets
of any Series) and
invest the proceeds of
such disposition, in
securities issued by one
or more other
investment companies
registered under the
1940 Act (including
investment by means of
transfer of part or all of
the Trust Property in
exchange for an interest
or interests in such one
or more investment
companies) all without
any requirement of
approval by
Shareholders unless
required by the 1940
Act.  Any such other
investment company
may (but need not) be a
trust (formed under the
laws of the
Commonwealth of
Massachusetts or of
any other state) which
is classified as a
partnership for federal
income tax purposes;
To declare and make
distributions of income
and capital gains to
Shareholders;
To provide for separate
classes, groups or
series of Trustees with
respect to any Series or
Class or any Trust
Property having such
relative rights, powers
and duties as the
Trustees may
determine;
To issue, sell,
repurchase, redeem,
cancel, retire, acquire,
hold, resell, reissue,
transfer, dispose of and
otherwise deal in
Shares pursuant to
applicable federal law;
to establish terms and
conditions including
any fees or expenses
regarding the issuance,
sale, repurchase,
redemption,
cancellation,
retirement, acquisition,
holding, resale,
reissuance, disposition
of or dealing in Shares;
and, subject to Articles
III and VI, to apply to
any such repurchase,
redemption, retirement,
cancellation or
acquisition of Shares
any funds or property
of the Trust or of any
particular Series with
respect to which such
Shares are issued,
whether capital or
surplus or otherwise;
To enter into contracts
of any kind and
description and carry
on any other business
in connection with or
incidental to any of the
foregoing powers, to do
everything necessary or
desirable to accomplish
any purpose or to
further any of the
foregoing powers, and
to take every other
action incidental to,
growing out of, or
related to, the
foregoing business or
purposes, objects or
powers;
To determine and
change the fiscal year
of the Trust or any
Series and the method
by which its accounts
shall be kept; and
Subject to the 1940
Act, to engage in any
other lawful act or
activity in which a
business trust
organized under the
laws of the
Commonwealth of
Massachusetts may
engage.
The Trust shall not be
limited to investing in
obligations maturing
before the possible
termination of the Trust
or one or more of its
Series.  The Trust shall
not in any way be
bound or limited by
any present or future
law or custom in regard
to investment by
fiduciaries.  The Trust
shall not be required to
obtain any court order
to deal with any assets
of the Trust or take any
other action hereunder.
Payment of Expenses
by the Trust.  The
Trustees are authorized
to pay or cause to be
paid out of the
principal or income of
the Trust, or partly out
of the principal and
partly out of income, as
they deem fair, all
expenses, fees, charges,
taxes and liabilities
incurred or arising in
connection with the
Trust, or in connection
with the management
thereof, including the
Trustees? compensation
and such expenses and
charges for the services
of the Trust?s officers,
employees, investment
adviser or Manager,
Principal Underwriter,
auditors, counsel,
custodian, transfer
agent, shareholder
servicing agent, and
such other agents or
independent contractors
and such other
expenses and charges
as the Trustees may, in
their sole discretion,
deem necessary or
proper to incur, which
expenses, fees, charges,
taxes and liabilities
shall be allocated in
accordance with
Section 3.6 hereof.
Collection and
Payment.  The Trustees
shall have power to
collect all property due
to the Trust; to pay all
claims, including taxes,
against the Trust
Property; to prosecute,
defend, compromise or
abandon any claims
relating to the Trust
Property; to foreclose
any security interest
securing any
obligations, by virtue
of which any property
is owed to the Trust;
and to enter into
releases, agreements
and other instruments.
Ownership of Assets of
the Trust.  Legal title to
all the Trust Property,
including the property
of any Series of the
Trust, shall be vested in
the Trustees as joint
tenants except that the
Trustees shall have
power to cause legal
title to any Trust
Property to be held by
or in the name of one
or more of the Trustees,
or in the name of the
Trust, or in the name of
any other Person as
nominee, on such terms
as the Trustees may
determine, provided
that the interest of the
Trust therein is deemed
appropriately protected.
The right, title and
interest of the Trustees
in the Trust Property
and the property of
each Series of the Trust
shall vest automatically
in each Person who
may hereafter become a
Trustee.  Upon the
termination of the term
of office, resignation,
removal or death of a
Trustee he shall
automatically cease to
have any right, title or
interest in any of the
Trust Property or the
property of any Series
of the Trust, and the
right, title and interest
of such Trustee in the
Trust Property shall
vest automatically in
the remaining Trustees.
Such vesting and
cessation of title shall
be effective whether or
not conveyancing
documents have been
executed and delivered.
Service Contracts.
The Trust may enter
into contracts with one
or more Persons with
respect to one or more
Series, to act as
investment adviser,
investment sub-adviser,
manager, investment
manager, administrator,
sub-administrator or
other agent, and as such
to perform such
functions as the
Trustees may deem
reasonable and proper,
including, without
limitation, investment
advisory, management,
research, valuation of
assets, clerical and
administrative
functions, under such
terms and conditions,
and for such
compensation, as the
Trustees may deem
advisable.  The
Trustees may also
authorize any adviser
or sub-adviser to
employ one or more
sub-advisers from time
to time and any
administrator to
employ one or more
sub-administrators
from time to time, upon
such terms and
conditions as shall be
approved by the
Trustees.
The Trust may enter
into a contract or
contracts with one or
more Persons to act as
underwriters,
distributors or
placement agents
whereby the Trust may
either agree to sell
Shares of the Trust or
any Series or Class to
the other party or
parties to the contact,
appoint such other
party or parties its sales
agent or agents for such
Shares and with such
other provisions as the
Trustees may deem
reasonable and proper;
such contract may also
provide for the
repurchase of the
Shares by such other
party or parties as
agent(s) of the Trust;
and the Trust may from
time to time enter into
transfer agency, sub-
transfer agency and or
shareholder servicing
contract(s), in each
case with such terms
and conditions, and
providing for such
compensation, as the
Trustees may deem
advisable.
All securities, cash and
other property of the
Trust shall be held
pursuant to a written
contract or contracts
with one or more
custodians and
subcustodians or shall
otherwise be held in
accordance with the
1940 Act, to the extent
applicable.
Any contract of the
character described in
this Section 4.7 may be
entered into with any
Person, including the
investment adviser, any
investment sub-adviser
or an affiliate of the
investment adviser or
sub-adviser, although
one or more of the
Trustees, officers, or
Shareholders of the
Trust may be an
officer, director,
trustee, employee,
shareholder, partner,
manager, or member of
such other party to the
contract, or otherwise
interested in such
contract, and no such
contract shall be
invalidated or rendered
voidable by reason of
the existence of any
such relationship, nor
shall any Person
holding such
relationship be liable
merely by reason of
such relationship for
any loss or expense to
the Trust under or by
reason of said contract
or accountable for any
profit realized directly
or indirectly therefrom.
The same Person may
be a party to more than
one contract entered
into pursuant to this
Section 4.7 and any
individual may be
financially interested or
otherwise affiliated
with Persons who are
parties to any or all of
the contracts mentioned
in this Section 4.7.
The fact that any
partnership,
corporation, trust,
association or other
organization with
which a contract of the
character described in
this Section 4.7 or for
related services may
have been or may
hereafter be made also
has any one  or more of
such contracts with one
or more other
partnerships,
corporations,  trusts,
associations or other
organizations, or has
other business or
interests,  shall not
affect the validity of
any such contract or
disqualify any
Shareholder, Trustee or
officer of the Trust
from voting upon or
executing the  same or
create any liability or
accountability to the
Trust or its
Shareholders.
The authority of the
Trustees hereunder to
authorize the Trust to
enter into contracts or
other agreements or
arrangements shall
include the authority of
the Trustees to modify,
amend, waive any
provision of
supplement, assign all
or a portion of, novate,
or terminate such
contracts, agreements
or arrangements.  The
enumeration of any
specific contracts in
this Section 4.7 shall in
no way be deemed to
limit the power and
authority of the
Trustees as otherwise
set forth in this
Declaration of Trust to
authorize the Trust to
employ, contract with
or make payments to
such Persons as the
Trustees may deem
desirable for the
transaction of the
business of the Trust.
The Trustees are
further empowered, at
any time and from time
to time, to contract with
any Person to provide
such other services to
the Trust or one or
more of the Series, as
the Trustees determine
to be in the best
interests of the Trust
and the applicable
Series.
Except in transactions
not permitted by the
1940 Act or rules and
regulations  adopted by
the Commission, the
Trustees may, on
behalf of the Trust, buy
any  securities from or
sell any securities to, or
lend any assets of the
Trust to,  any Trustee
or officer of the Trust
or any firm of which
any such Trustee or
officer is a member
acting as principal, or
have any such dealings
with the Investment
Manager, Principal
Underwriter or transfer
agent or with any
Interested Person of
such Person; and the
Trust may employ any
such Person, or firm or
company in which such
Person is an Interested
Person, as broker,
dealer, legal counsel,
registrar, transfer agent,
dividend disbursing
agent or custodian upon
customary  terms.
Trustees and Officers
as Shareholders.  Any
Trustee, officer or
agent of the Trust may
acquire, own and
dispose of Shares to the
same extent as if he
were not a Trustee,
officer or agent; and
the Trustees may issue
and sell and cause to be
issued and sold Shares
to, and redeem such
Shares from, any such
Person or any firm or
company in which such
Person is interested,
subject only to the
general limitations
contained herein
relating to the sale and
redemption of such
Shares.
Determinations by
Trustees.  The Trustees
may make any
determinations they
deem necessary with
respect to the
provisions of this
Declaration of Trust,
including the following
matters;  the amount of
the assets, obligations,
liabilities and expenses
of the Trust or any
Series or Class; the
amount of the net
income of the Trust or
any Series or Class
from dividends, capital
gains, interest or other
sources for any period
and the amount of
assets at any time
legally available for the
payment of dividends
or distributions; which
items are to be treated
as income and which as
capital; the amount,
purpose, time of
creation, increase or
decrease, alteration or
cancellation of any
reserves or charges and
the propriety thereof
(whether or not any
obligation or liability
for which such reserves
or charges were created
shall have been paid or
discharged); the market
value, or any other
price to be applied in
determining the market
value, or the fair value,
of any security or other
asset owned or held by
the Trust or any Series
or Class; the number of
Shares of the Trust or
any Series or Class
issued or issuable; and
the net asset value per
Share.
Delegation by Trustees.
Subject only to any
limitations required by
federal law including
the 1940 Act, by this
Declaration of Trust or
the By-laws, the
Trustees may delegate
any and all powers and
authority hereunder as
they consider desirable
to any Trustee, officer
of the Trust, to any
committee of the
Trustees, any
committee composed
of Trustees and other
persons and any
committee composed
only of persons other
than Trustees and to
any agent, independent
contractor or employee
of the Trust or to any
custodian,
administrator, transfer
or shareholder
servicing agent,
Manager, investment
adviser or sub-adviser,
Principal Underwriter
or other service
provider, provided that
such delegation of
power or authority by
the Trustees shall not
cause any Trustee to
cease to be a Trustee of
the Trust or cause such
person, officer, agent,
employee, custodian,
transfer or shareholder
servicing agent,
Manager, Principal
Underwriter or other
service provider to
whom any power or
authority has been
delegated to be a
Trustee of the Trust.
Any Trustee may, by
power of attorney,
delegate his power for
a period not exceeding
six (6) months at any
one time to any other
Trustee or Trustees.
The reference in this
Declaration of Trust to
the right of the Trustee
to, or circumstances
under which they may,
delegate any power or
authority, or the
reference in this
Declaration of Trust to
the authorized agents of
the Trustees or any
other Person to whom
any power or authority
has been or may be
delegated pursuant to
any specific provision
of this Declaration of
Trust, shall not limit
the authority of the
Trustees to delegate
any other power or
authority under this
Declaration of Trust to
any Person, subject
only to any limitations
under federal law
including the 1940 Act.


Shareholders? Voting
Powers and Meetings
The Shareholders shall
have power to vote
only (i) for the election
or removal of Trustees
as and to the extent
provided in Section 4.1,
(ii) to the same extent
as the shareholders of a
Massachusetts business
corporation as to
whether or not a court
action, proceeding or
claim should or should
not be brought or
maintained derivatively
or as a class action on
behalf of the Trust or
any Series or Class
thereof or the
Shareholders, (iii) with
respect to such
additional matters
relating to the Trust as
may be required by
federal law including
the 1940 Act, or any
registration of the Trust
with the Commission
(or any successor
agency) or any state
and (iv) as the Trustees
may otherwise consider
necessary or desirable
in their sole discretion.
Any action required or
permitted to be taken at
any meeting of
shareholders may be
taken without a
meeting, if a majority
of Shareholders entitled
to vote on the matter
(or such larger
proportion thereof as
shall be required by
applicable law, this
Declaration of Trust or
the By-laws for
approval of such
matter) consent to the
action in writing, and
such consent is filed
with the records of the
Trust.  Any such
written consent may be
executed and given by
telecopy or similar
electronic means.  Such
consents shall be
treated for all purposes
as a vote taken at a
meeting of
Shareholders.
Provisions relating to
meetings, quorum,
required vote, record
date and other matters
relating to Shareholder
voting rights are as
provided in the By-
Laws.


Valuation of Portfolio
Assets, Net Asset
Value, Distributions
and Redemptions
Determination of
Valuation of Portfolio
Assets, Net Asset
Value, Income, and
Distributions.  Subject
to applicable federal
law including the 1940
Act and Section 3.6
hereof, the Trustees, in
their sole discretion
from time to time, may
prescribe (and delegate
to any officer of the
Trust or any other
Person or Persons the
right and obligation to
prescribe) such bases
and times (including
any methodology or
plan) for determining
the valuation of
portfolio assets, the per
Share net asset value of
the Shares of the Trust
or any Series or Class
or net income
attributable to the
Shares of the Trust or
any Series or Class, or
the declaration and
payment of dividends
and distributions on the
Shares of the Trust or
any Series or Class and
the method of
determining the
Shareholders to whom
dividends and
distributions are
payable, as they may
deem necessary or
desirable.  Without
limiting the generality
of the foregoing, but
subject to applicable
federal law including
the 1940 Act, any
dividend or distribution
may be paid in cash
and or securities or
other property, and the
composition of any
such dividend or
distribution shall be
determined by the
Trustees (or by any
officer of the Trust or
any other Person or
Persons to whom such
authority has been
delegated by the
Trustees) and may be
different among
Shareholders including
differences among
Shareholders of the
same Series.
Redemptions and
Repurchases.
The Trust shall
purchase such Shares
as are offered by any
Shareholder for
redemption, upon the
presentation of a proper
instrument of transfer
together with a request
directed to the Trust or
a Person designated by
the Trust that the Trust
purchase such Shares
or in accordance with
such other procedures
for redemption as the
Trustees may from time
to time authorize, and
the Trust will pay
therefor the net asset
value thereof as
determined by the
Trustees (or by such
Person or Persons to
whom such
determination has been
delegated), in
accordance with any
applicable provisions
of this Declaration of
Trust and applicable
federal law including
the 1940 Act, less any
fees imposed on such
redemption.  Redeemed
or repurchased Shares
may be resold by the
Trust.  Unless
extraordinary
circumstances exist,
payment for said
Shares shall be made
by the Trust to the
Shareholder within
seven (7) days after the
date on which the
request is made in
proper form.  The
obligation set forth in
this Section 6.2 is
subject to the provision
that in the event that
any time the New York
Stock Exchange (the
?Exchange?) is closed
for other than
weekends or holidays,
or if permitted by the
rules and regulations or
an order of the
Commission during
periods when trading in
the markets the Trust
normally utilizes is
restricted or during any
emergency which
makes it impracticable
for the Trust to dispose
of the investments of
the Trust or any
applicable Series or to
determine fairly the
value of the net assets
held with respect to the
Trust or such Series or
during any other period
permitted by order of
the Commission for the
protection of investors,
such obligations may
be suspended or
postponed by the
Trustees.  In the case of
a suspension of the
right of redemption as
provided herein, a
Shareholder may either
withdraw the request
for redemption or
receive payment based
on the net asset value
per Share next
determined after the
termination of such
suspension, less any
fees imposed on such
redemption.
Subject to applicable
federal law including
the 1940 Act, the
redemption price may
in any case or cases be
paid wholly or partly in
kind if the Trustees
determine in their sole
discretion that such
payment is advisable in
the interest of the
remaining Shareholders
of the Trust or any
applicable Series for
which the Shares are
being redeemed, and
the fair value, selection
and quantity of
securities or other
property so paid or
delivered as all or part
of the redemption price
may be determined by
or under authority of
the Trustees in their
sole discretion.  In no
case shall the Trust be
liable for any delay of
any corporation or
other Person in
transferring securities
selected for delivery as
all or part of any
payment in kind.
The Trustees may
establish, from time to
time, one or more
minimum investment
amounts for
Shareholder accounts,
which may differ
within and among any
Series or Class.  The
Trust shall have the
right to impose account
fees on (which may be
satisfied by
involuntarily
redeeming the requisite
number of Shares in
any such account in the
amount of such fee) or
require the involuntary
redemption of Shares
held in, those accounts
the value of which for
any reason falls below
such established
minimum investment
amounts, or may
authorize the Trust to
convert Shares in any
such account to Shares
of another Series or
Class (whether of the
same or a different
Series), or take any
other such action with
respect to minimum
investment amounts as
they may deem
necessary or
appropriate.  Shares of
any Series or Class of
the Trust are
redeemable at the
option of the Trust if,
in the opinion of the
Trustees, ownership of
such Shares has or may
become concentrated to
an extent which would
cause the Trust or any
Series or Class thereof
to be a personal
holding company
within the meaning of
the Federal Internal
Revenue Code (and
thereby disqualified
under Sub-chapter M of
said Code); in such
circumstances the Trust
may compel the
redemption of Shares,
reject any order for the
purchase of Shares or
refuse to give effect to
the transfer of Shares.
The Trust shall have
the right at any time to
redeem Shares of any
Shareholder at the net
asset value per Share or
to refuse to transfer or
issue Shares or other
securities of the Trust
to any Person if such
Shareholder or other
Person fails to meet or
maintain the
qualifications for
ownership of a
particular Series or
Class; or if the Share
activity of the account
or ownership of Shares
by a particular Person
is deemed by the
Trustees either to affect
adversely the
management of the
Trust or any Series or
Class or not to be in the
best interests of the
remaining Shareholders
of the Trust or any
Series or Class, or
otherwise does not
comply with applicable
law or regulations.
If the Trustees shall, at
any time, be of the
opinion that direct or
indirect ownership of
Shares or other
securities of the Trust
has or may become
concentrated in any
Person to an extent
which would disqualify
any Series of the Trust
as a regulated
investment company
under the Internal
Revenue Code, then the
Trustees shall have the
power by lot or other
means deemed
equitable by them (i) to
call for redemption by
any such Person a
number, or principal
amount, of Shares or
other securities of the
Trust sufficient to
maintain or bring the
direct or indirect
ownership of Shares or
other securities of the
Trust into conformity
with the requirements
for such qualification
and (ii) to refuse to
transfer or issue Shares
or other securities of
the Trust to any Person
whose acquisition of
the Shares or other
securities of the Trust
in question would
result in such
disqualification. The
redemption shall be
effected at the
redemption price and in
the manner provided in
this Article VI.
Any Person who holds
shares shall upon
demand disclose to the
Trustees in writing
such information with
respect to direct and
indirect ownership of
Shares as the Trustees
deem necessary to
comply with the
provisions of the
Internal Revenue Code
of 1986, as amended
(or any successor
statute thereto), or to
comply with the
requirements of any
other law or regulation.
The Trustees have the
power to repurchase
Shares held by the
Shareholders in
jurisdictions in which
the Trust or its Series
no longer offer Shares
and where the Trust or
its Series no longer do
business.
Subject to applicable
federal law including
the 1940 Act, and
except as otherwise
determined by the
Trustees, upon
redemption, Shares
shall no longer be
deemed outstanding or
carry any voting rights
irrespective of whether
a record date for any
matter on which such
Shares were entitled to
vote had been set on a
date prior to the date on
which such Shares
were redeemed.  In
making a determination
as to whether redeemed
Shares shall be deemed
outstanding and carry
any voting rights with
respect to any matter
on which such Shares
were entitled to vote
prior to redemption,
subject to applicable
federal law including
the 1940 Act, the
Trustees may, among
other things, determine
that Shares redeemed
either before or after a
date specified by the
Trustees between the
record date for such
matter and the meeting
date for such matter
shall be deemed
outstanding and retain
voting rights, which
determination may be
made for any reason
including that it would
not be reasonably
practicable to obtain a
quorum if all of the
Shares redeemed after
the record date for such
matter and before the
voting date no longer
were deemed
outstanding and earned
any voting rights.


Compensation;
Limitation of Liability
of Trustees and
Officers
Compensation.  Any
Trustee, whether or not
he or she is a salaried
officer or employee of
the Trust, may be
compensated for his or
her services as Trustee
or as a member of a
committee of Trustees
or as chairman of a
committee by fixed
periodic payments or
by fees for attendance
at meetings, by both or
otherwise, and in
addition may be
reimbursed for
transportation and other
expenses, all in such
manner and amounts as
the Board of Trustees
may from time to time
determine.  Nothing
herein shall in any way
prevent the
employment of any
Trustee for advisory,
management, legal,
accounting, investment
banking or other
services and payment
for the same by the
Trust.
Limitation of Liability.
Except as required by
federal law including
the 1940 Act, no
Trustee, officer,
employee or agent of
the Trust shall owe any
fiduciary duties to the
Trust, any Series or
Class or to any
Shareholder or any
other person.  The
Trustees, officers,
employees and agents
of the Trust shall only
have the duty to
perform their
respective obligations
expressly set forth
herein in a manner that
does not constitute bad
faith, willful
misfeasance, gross
negligence or reckless
disregard of their
respective duties as a
Trustee, officer,
employee or agent
expressly set forth in
this Declaration of
Trust.
To the extent that, at
law or in equity, a
Trustee, officer,
employee or agent has
duties (including
fiduciary duties) and
liabilities relating
thereto to the Trust or
any Series or Class, to
the Shareholders or to
any other Person, a
Trustee, officer,
employee or agent
acting under this
Declaration of Trust
shall not be liable to the
Trust, to the
Shareholders or to any
other Person for his
reliance on the
provisions of this
Declaration of Trust.
The provisions of this
Declaration of Trust, to
the extent that they
restrict the duties and
limit the liabilities of
the Trustees, officers,
employees or agents
otherwise existing at
law or in equity,
replace such other
duties and liabilities of
such Trustees, officers,
employees or agents.
Except as otherwise
expressly set forth
herein, the officers,
employees and agents
of the Trust shall not
have any personal
liability to any person
other than the Trust,
any Series or Class or
any Shareholders for
any act, omission or
obligation of the Trust
or any Trustee. No
officer, employee or
agent of the Trust shall
be liable to the Trust or
its Shareholders for any
act or omission or any
conduct whatsoever
(including, without
limitation, any breach
of fiduciary duty and
the failure to compel in
any way any former or
acting Trustee to
redress any breach of
fiduciary duty or trust);
provided that nothing
contained herein shall
protect any officer,
employee or agent
against any liability to
the Trust or its
Shareholders to which
he would otherwise be
subject by reason of
bad faith, willful
misfeasance, gross
negligence or reckless
disregard of his duties
as an officer, employee
or agent as expressly
set forth herein.
A Trustee shall only be
liable for his own bad
faith, willful
misfeasance, gross
negligence or reckless
disregard of his duties
expressly set forth
herein, and for nothing
else, and shall not be
liable for errors of
judgment or mistakes
of fact or law.  Subject
to the foregoing: (i) the
Trustees shall not be
responsible or liable in
any event for any
neglect or wrongdoing
of any other person,
including any officer,
agent, employee,
independent contractor
or consultant, nor shall
any Trustee be
responsible for the act
or omission of any
other Trustee; (ii) the
Trustees may rely upon
advice of legal counsel
or other experts with
respect to the meaning
and operation of this
Declaration of Trust
and their duties as
Trustees hereunder, and
shall be under no
liability for any act or
omission in accordance
with such advice or for
failing to follow such
advice; and (iii) the
Trustees shall be fully
protected in relying
upon the records of the
Trust and upon
information, opinions,
reports or statements
presented by another
Trustee or any officer,
employee or other
agent of the Trust, or
by any other person, as
to matters reasonably
believed to be within
such person?s
professional or expert
competence, including
information, opinions,
reports or statements as
to the value and
amount of the assets,
liabilities, profits or
losses of the Trust or
any Series or Class, or
the value and amount
of assets or reserves or
contracts, agreements
or other undertakings
that would be sufficient
to pay claims and
obligations of the Trust
or any Series or Class
or to make reasonable
provision to pay such
claims and obligations,
or any other facts
pertinent to the
existence and amount
of assets from which
distributions to
Shareholders or
creditors of the Trust
might properly be paid.
The appointment,
designation or
identification of a
Trustee as chair of the
Trustees, a member or
chair of a committee of
the Trustees, an expert
on any topic or in any
area (including an audit
committee financial
expert), or the lead
independent Trustee, or
any other special
appointment,
designation or
identification of a
Trustee, shall not
impose on that person
any standard of care or
liability that is greater
than that imposed on
that person as a Trustee
in the absence of the
appointment,
designation or
identification, and no
Trustee who has special
skills or expertise, or is
appointed, designated
or identified as
aforesaid, shall be held
to a higher standard of
care by virtue thereof.
In addition, no
appointment,
designation or
identification of a
Trustee as aforesaid
shall affect in any way
that Trustee?s rights or
entitlement to
indemnification or
advancement of
expenses.  The Trustees
shall not be required to
give any bond or other
security, nor any surety
if a bond is obtained.
All Persons extending
credit to, contracting
with or having any
claim against the Trust
or any Series shall look
only to the assets of the
Trust or any applicable
Series that such Person
extended credit to,
contracted with or has a
claim against, and
neither the Trustees nor
the Shareholders, nor
any of the Trust?s
officers, employees or
agents, whether past,
present or future, shall
be personally liable
therefor.
Every written
obligation, note, bond,
contract, instrument,
certificate or
undertaking and every
other act or thing
whatsoever executed or
done by or on behalf of
the Trust or any Series
or the Trustees or
officers by any of them
in connection with the
Trust or any Series
shall conclusively be
deemed to have been
executed or done only
in or with respect to his
or their capacity as
Trustee or Trustees, or
officer or officers, as
the case may be, and
such Trustee or
Trustees, or officer or
officers shall not be
personally liable
thereon.  At the
Trustees? discretion,
any written obligation,
note, bond, contract,
instrument, certificate
or undertaking made or
issued by the Trustees
or by any officer or
officers may give
notice that this
Declaration of Trust is
on file in the Office of
the Secretary of the
Commonwealth of
Massachusetts and that
a limitation on liability
exists and such written
obligation, note, bond,
contract, instrument,
certificate or
undertaking may, if the
Trustees so determine,
recite that the same was
executed or made on
behalf of the Trust or
the applicable Series by
a Trustee or Trustees in
such capacity and not
individually, or by an
officer or officers in
such capacity and not
individually, and that
the obligations of such
instrument are not
binding upon any of
them or the
Shareholders
individually but are
binding only on the
assets and property of
the Trust, or the assets
held with respect to the
applicable Series only
and not against the
assets of the Trust
generally or the assets
held with respect to any
other Series, and may
contain such further
recital as such Person
or Persons may deem
appropriate.  The
omission of any such
notice or recital shall in
no way operate to bind
any Trustees, officers
or Shareholders
individually.
Insurance.  The
Trustees shall be
entitled and
empowered to the
fullest extent permitted
by law to purchase with
Trust assets insurance
for liability and for all
expenses reasonably
incurred or paid or
expected to be paid by
a Trustee, officer,
employee or agent of
the Trust in connection
with any claim, action,
suit or proceeding in
which he or she
becomes involved by
virtue of his or her
capacity or former
capacity with the Trust.
Indemnification.
Subject to the
exceptions and
limitations contained in
subsection (b) below;
every person who is, or
has been, a Trustee or
an officer, employee or
agent of the Trust or is
or was serving at the
request of the Trust as a
trustee, director,
officer, employee or
agent of another
organization in which
the Trust has any
interest as a
shareholder, creditor or
otherwise (?Covered
Person?) shall be
indemnified by the
Trust to the fullest
extent permitted by law
against liability and
against all expenses
reasonably incurred or
paid by him or her in
connection with any
claim, action, suit or
proceeding in which he
or she becomes
involved as a party or
otherwise by virtue of
his or her being or
having been a Covered
Person and against
amounts paid or
incurred by him or her
in the settlement
thereof.
as used herein, the
words ?claim,?
?action,? ?suit? or
?proceeding? shall
apply to all claims,
actions, suits or
proceedings (civil,
criminal, investigative
or other, including
appeals), actual or
threatened, and the
words ?liability? and
?expenses? shall
include, without
limitation, attorney?s
fees, costs, judgments,
amounts paid in
settlement, fines,
penalties and other
liabilities whatsoever.
To the extent required
under the 1940 Act, but
only to such extent, no
indemnification shall
be provided hereunder
to a Covered Person;
who shall have been
finally adjudicated by a
court or other body
before which the
proceeding was
brought to be liable to
the Trust or its
Shareholders by reason
of bad faith, willful
misfeasance, gross
negligence or reckless
disregard of the duties
expressly set forth
herein; or
in the event of a
settlement or other
disposition not
involving a final
adjudication as
provided in paragraph
(b)(i) above resulting in
a payment by a Trustee
or officer, unless there
has been a
determination that such
Covered Person did not
engage in bad faith,
willful misfeasance,
gross negligence or
reckless disregard of
the duties expressly set
forth herein:  (A) by the
court or other body
approving the
settlement or other
disposition; (B) by at
least a majority of
those Trustees who are
neither Interested
Persons of the Trust
nor parties to the matter
based upon a review of
readily available facts
(as opposed to a full
trial-type inquiry); or
(C) by written opinion
of independent legal
counsel based upon a
review of readily
available facts (as
opposed to a full trial-
type inquiry).
The rights of
indemnification herein
provided may be
insured against by
policies maintained by
the Trust, shall be
severable, shall not be
exclusive of or affect
any other rights to
which any Covered
Person may now or
hereafter be entitled
and shall inure to the
benefit of the heirs,
executors and
administrators of a
Covered Person.
To the extent that any
determination is
required to be made as
to whether a Covered
Person engaged in
conduct for which
indemnification is not
provided as described
herein, or as to whether
there is reason to
believe that a Covered
Person ultimately will
be found entitled to
indemnification, the
Person or Persons
making the
determination shall
afford the Covered
Person a rebuttable
presumption that the
Covered Person has not
engaged in such
conduct and that there
is reason to believe that
the Covered Person
ultimately will be
found entitled to
indemnification.
To the maximum extent
permitted by applicable
law, expenses in
connection with the
preparation and
presentation of a
defense to any claim,
action, suit or
proceeding of the
character described in
subsection (a) of this
Section 7.4 shall be
paid by the Trust and
each Series from time
to time prior to final
disposition thereof
upon receipt of an
undertaking by or on
behalf of such Covered
Person that such
amount will be paid
over by him or her to
the Trust or applicable
Series if it is ultimately
determined that he or
she is not entitled to
indemnification under
this Section; provided,
however, that any such
advancement will be
made in accordance
with any conditions
required by the
Commission.  The
advancement of any
expenses pursuant to
this Section 7.4(e) shall
under no circumstances
be considered a ?loan?
under the Sarbanes-
Oxley Act of 2002, as
amended from time to
time, or for any other
reason.
Any repeal or
modification of this
Article VII or adoption
or modification of any
other provision of this
Declaration of Trust
inconsistent with this
Article shall be
prospective only to the
extent that such repeal
or modification would,
if applied
retrospectively,
adversely affect any
limitation on the
liability of any Covered
Person or
indemnification or right
to advancement of
expenses available to
any Covered Person
with respect to any act
or omission that
occurred prior to such
repeal, modification or
adoption.
Further
Indemnification.
Nothing contained
herein shall affect any
rights to
indemnification to
which any Covered
Person or other Person
may be entitled by
contract or otherwise
under law or prevent
the Trust from entering
into any contract to
provide
indemnification to any
Covered Person or
other Person.  Without
limiting the foregoing,
the Trust may, in
connection with any
transaction permitted
by this Declaration of
Trust, including the
acquisition of assets
subject to liabilities or
a merger or
consolidation pursuant
to Section 8.3 hereof,
assume the obligation
to indemnify any
Person including a
Covered Person or
otherwise contract to
provide such
indemnification, and
such indemnification
shall not be subject to
the terms of this Article
VII unless otherwise
required under
applicable law.
Limitation of Personal
Liability and
Indemnification of
Shareholders .  No
Shareholder shall be
subject to any personal
liability whatsoever to
any Person in
connection with Trust
Property or the acts,
obligations or affairs of
the Trust.  No
Shareholder or former
Shareholder of any
Series or Class shall be
liable solely by reason
of his being or having
been a Shareholder for
any debt, claim, action,
demand, suit,
proceeding, judgment,
decree, liability or
obligation of any kind,
against, or with respect
to the Trust or any
Series or Class arising
out of any action taken
or omitted for or on
behalf of the Trust or
such Series or Class,
and the Trust or such
Series or Class shall be
solely liable therefor
and resort shall be had
solely to the Trust
Property of the relevant
Series or Class for the
payment or
performance thereof.
If any Shareholder or
former Shareholder of
any Series is held
personally liable solely
by reason of his or her
being or having been a
Shareholder and not
because of his or her
acts or omissions or for
some other reason, the
Shareholder or former
Shareholder (or his or
her heirs, executors,
administrators or other
legal representatives or,
in the case of any
entity, its general
successor) shall be
entitled out of the
assets belonging to the
applicable Series to be
held harmless from and
indemnified against all
claims and liabilities
and reimbursed all
legal and other
expenses reasonably
incurred by him or her
in connection with such
claim or liability.  The
Trust, on behalf of the
affected Series, shall,
upon request by such
Shareholder or former
Shareholder, assume
the defense of any
claim made against him
or her for any act or
obligation of the Series
and satisfy any
judgment thereon from
the assets belonging to
the Series.


Miscellaneous
Liability of Third
Persons Dealing with
Trustees.  No Person
dealing with the
Trustees shall be bound
to make any inquiry
concerning the validity
of any transaction made
or to be made by the
Trustees or to see to the
application of any
payments made or
property transferred to
the Trust or upon its
order.
Termination of the
Trust or Any Series or
Class.
Unless terminated as
provided herein, the
Trust shall continue
without limitation of
time.  The Trust may
be dissolved at any
time by the Trustees by
written notice to the
Shareholders.  Any
Series of Shares may
be dissolved at any
time by the Trustees by
written notice to the
Shareholders of such
Series.  Any Class may
be terminated at any
time by the Trustees by
written notice to the
Shareholders of such
Class.  Any action to
dissolve the Trust shall
be deemed to also be an
action to dissolve each
Series, and to terminate
each Class.
Upon the termination
of the Trust or any
Series,
the Trust or any Series
shall carry on no
business except for the
purpose of winding up
its affairs;
the Trustees shall
proceed to wind up the
affairs of the Trust or
Series and all of the
powers of the Trustees
under this Declaration
shall continue until the
affairs of the Trust or
Series shall have been
wound up, including
the power to fulfill or
discharge the contracts
of the Trust or Series,
collect its assets, sell,
convey, assign,
exchange, transfer or
otherwise dispose of all
or any part of the
remaining Trust
Property or property of
the Series to one or
more persons at public
or private sale for
consideration which
may consist in  whole
or in part of cash,
securities or other
property of any kind,
discharge or pay its
liabilities, and do all
other acts appropriate
to liquidate its
business; and
after paying or
adequately providing
for the payment of all
liabilities, and upon
receipt of such releases,
indemnities and
refunding agreements
as they deem necessary
for their protection, the
Trustees may distribute
the remaining Trust
Property or property of
the Series, in cash or in
kind or partly each,
among the
Shareholders of the
Trust or Series
according to their
respective rights.
After termination of the
Trust or any Series and
distribution to the
Shareholders as herein
provided, a majority of
the Trustees shall
execute and lodge
among the records of
the Trust an instrument
in writing setting forth
the fact of such
termination, and the
Trustees shall
thereupon be
discharged from all
further liabilities and
duties hereunder, and
the rights and interests
of all Shareholders of
the Trust or Series shall
thereupon cease.
Reorganization and
Master/Feeder.
Notwithstanding
anything else herein,
the Trustees may, in
their sole discretion and
without Shareholder
approval unless such
approval is required by
the 1940 Act, (i) cause
the Trust to convert or
merge, reorganize or
consolidate with or into
one or more trusts,
partnerships, limited
liability companies,
associations,
corporations or other
business entities (or a
series of any of the
foregoing to the extent
permitted by law)
(including trusts,
partnerships, limited
liability companies,
associations,
corporations or other
business entities
created by the Trustees
to accomplish such
conversion, merger,
reorganization or
consolidation) so long
as the surviving or
resulting entity is an
open-end management
investment company
under the 1940 Act, or
is a series thereof, to
the extent permitted by
law, and that, in the
case of any trust,
partnership, limited
liability company,
association, corporation
or other business entity
created by the Trustees
to accomplish such
conversion, merger,
reorganization or
consolidation, may (but
need not) succeed to or
assume the Trust?s
registration under the
1940 Act and that, in
any case, is formed,
organized or existing
under the laws of the
United States or of a
state, commonwealth,
possession or colony of
the United States, (ii)
cause the Shares to be
exchanged under or
pursuant to any state or
federal statute to the
extent permitted by
law, (iii) cause the
Trust to incorporate
under the laws of a
state, commonwealth,
possession or colony of
the United States,
(iv) sell or convey all
or substantially all of
the assets of the Trust
or any Series or Class
to another Series or
Class of the Trust or to
another trust,
partnership, limited
liability company,
association, corporation
or other business entity
(or a series of any of
the foregoing to the
extent permitted by
law) (including a trust,
partnership, limited
liability company,
association, corporation
or other business entity
created by the Trustees
to accomplish such sale
and conveyance),
organized under the
laws of the United
States or of any state,
commonwealth,
possession or colony of
the United States so
long as such trust,
partnership, limited
liability company,
association, corporation
or other business entity
is an open-end
management
investment company
under the 1940 Act
and, in the case of any
trust, partnership,
limited liability
company, association,
corporation or other
business entity created
by the Trustees to
accomplish such sale
and conveyance, may
(but need not) succeed
to or assume the
Trust?s registration
under the 1940 Act, for
adequate consideration
as determined by the
Trustees that may
include the assumption
of all outstanding
obligations, taxes and
other liabilities,
accrued or contingent
of the Trust or any
affected Series or
Class, and that may
include Shares of such
other Series or Class of
the Trust or shares of
beneficial interest,
stock or other
ownership interest of
such trust, partnership,
limited liability
company, association,
corporation or other
business entity or series
thereof) or (v) at any
time sell or convert into
money all or any part
of the assets of the
Trust or any Series or
Class.  Any certificate
of merger, certificate of
conversion or other
applicable certificate
may be signed by any
one (1) Trustee and
facsimile signatures
conveyed by electronic
or telecommunication
means shall be valid.
Notwithstanding
anything to the contrary
contained in this
Declaration of Trust, an
agreement of merger or
consolidation approved
by the Trustees in
accordance with this
Section 8.3 may effect
any amendment to this
Declaration of Trust or
effect the adoption of a
new governing
instrument of the Trust
if the Trust is the
surviving or resulting
entity in the merger or
consolidation.
Notwithstanding
anything else herein,
the Trustees may, in
their sole discretion and
without Shareholder
approval unless such
approval is required by
the 1940 Act, invest all
or a portion of the Trust
Property or the Trust
Property of any Series,
or dispose of all or a
portion of the Trust
Property or the Trust
Property of any Series,
and invest the proceeds
of such disposition in
interests issued by one
or more other
investment companies
registered under the
1940 Act.  Any such
other investment
company may (but
need not) be a trust
(formed under the laws
of any state or
jurisdiction) (or
subtrust thereof) which
is classified as a
partnership for federal
income tax purposes.
Notwithstanding
anything else herein,
the Trustees may,
without Shareholder
approval unless such
approval is required by
the 1940 Act, cause the
Trust or any Series that
is organized in a
master/feeder fund
structure to withdraw
or redeem its Trust
Property from the
master fund and cause
the Trust or such Series
to invest its Trust
Property directly in
securities and other
financial instruments or
in another master fund.
Amendments.  This
Declaration of Trust
may be restated and/or
amended at any time by
(i) an instrument in
writing signed by a
majority of the Trustees
then holding office or
(ii) adoption by a
majority of the Trustees
then holding office of a
resolution specifying
the restatement and/or
amendment.  Any such
restatement and/or
amendment hereto shall
be effective
immediately upon such
execution or adoption
or upon such future
date as may be stated
therein.  No vote or
consent of any
Shareholder shall be
required for any
amendment to this
Declaration of Trust
except (i) as
determined by the
Trustees in their sole
discretion or (ii) as
required by applicable
law including the 1940
Act, but only to the
extent so required.
Notwithstanding
anything else herein, no
amendment hereof
shall limit the rights to
insurance provided by
Article VII of this
Declaration of Trust
with respect to any acts
or omissions of Persons
covered thereby prior
to such amendment nor
shall any such
amendment limit the
rights to
indemnification and
advancement
referenced in Article
VII of this Declaration
of Trust with respect to
any actions or
omissions of Persons
covered thereby prior
to such amendment.
Filing of Copies,
References, Headings,
Rules of Construction.
The original or a copy
of this Declaration of
Trust and each
amendment hereto shall
be kept at the office of
the Trust where it may
be inspected by any
Shareholder.  A copy of
this instrument and of
each amendment shall
be filed by the Trustees
with the Secretary of
the Commonwealth of
Massachusetts, as well
as any other
governmental office
where such filing may
from time to time be
required, provided,
however, that the
failure to so file will
not invalidate this
instrument or any
properly authorized
amendment hereto.
Anyone dealing with
the Trust may rely on a
certificate by an officer
of the Trust as to any
matters in connection
with the Trust
hereunder; and, with
the same effect as if it
were the original, may
rely on a copy certified
by an officer of the
Trust to be a copy of
this Declaration of
Trust.  In this
Declaration of Trust,
references to this
Declaration of Trust,
and all expressions
such as ?herein?,
?hereof? and
?hereunder?, shall be
deemed to refer to this
Declaration of Trust as
a whole and not to any
particular article or
section unless the
context requires
otherwise.  Headings
are placed herein for
convenience of
reference only and shall
not be taken as a part
hereof or control or
affect the meaning,
construction or effect
of this Declaration of
Trust.  Whenever the
singular number is used
herein, the same shall
include the plural; and
the neuter, masculine
and feminine genders
shall include each
other, as applicable.
This Declaration of
Trust and any
document, consent or
instrument referenced
in or contemplated by
this Declaration of
Trust or the By-Laws
may be executed in any
number of counterparts,
each of which shall be
deemed an original but
all of which together
will constitute one and
the same instrument.
To the extent permitted
by the 1940 Act, (i) any
document, consent,
instrument or notice
referenced in or
contemplated by this
Declaration of Trust or
the By-Laws that is to
be executed by one or
more Trustees may be
executed by means of
original, facsimile or
electronic signature and
(ii) any document,
consent, instrument or
notice referenced in or
contemplated by this
Declaration of Trust or
the By-Laws that is to
be delivered by one or
more Trustees may be
delivered by facsimile
or electronic means
(including e-mail)
unless, in the case of
either clause (i) or (ii),
otherwise determined
by the Trustees or
required by applicable
law.  The terms
?include,? ?includes?
and ?including? and
any comparable terms
shall be deemed to
mean ?including,
without limitation.?
Any reference to any
statute, law, code, rule
or regulation shall be
deemed to refer to such
statute, law, code, rule
or regulation as
amended or restated
from time to time and
any successor thereto.
Applicable Law.
This Declaration of
Trust is executed by the
Trustees and delivered
in the Commonwealth
of Massachusetts and
with reference to the
internal laws thereof,
and the rights of all
parties and the validity
and construction of
every provision hereof
shall be subject to and
construed according to
the internal laws of said
State without regard to
the choice of law rules
thereof.
Notwithstanding
Section 8.6(a)
immediately above, and
except as elsewhere
affirmatively stated in
this Declaration of
Trust, there shall not be
applicable to the Trust,
the Trustees, officers or
this Declaration of
Trust any provisions of
the laws (statutory or
common) of the
Commonwealth of
Massachusetts (other
than Chapter 182 of the
Massachusetts General
Laws) or any other
state pertaining to
trusts, including by
way of illustration and
without limitation, laws
that relate to or
regulate: (i) the filing
with any court or
governmental body or
agency of trustee
accounts or schedules
of trustee fees and
charges; (ii) affirmative
requirements to post
bonds for trustees,
officers, agents, or
employees of a trust;
(iii) the necessity for
obtaining a court or
other governmental
approval concerning
the acquisition,
holding, or disposition
of real or personal
property; (iv) fees or
other sums applicable
to trustees, officers,
agents or employees of
a trust; (v) the
allocation of receipts
and expenditures to
income or principal;
(vi) restrictions or
limitations on the
permissible nature,
amount, or
concentration of trust
investments or
requirements relating to
the titling, storage, or
other manner of
holding of trust assets;
or (vii) the
establishment of
fiduciary or other
standards or
responsibilities or
limitations on the acts
or powers or liabilities
or authorities and
powers of trustees or
officers, if such laws
are inconsistent with
the authorities and
powers or limitation on
liability of the Trustees
and officers set forth or
referenced in this
Declaration of Trust.
Provisions in Conflict
with Law or
Regulations.
The provisions of the
Declaration of Trust are
severable, and if the
Trustees shall
determine, with the
advice of counsel, that
any of such provision is
in conflict with the
1940 Act, the regulated
investment company
provisions of the
Internal Revenue Code
of 1986, as amended
(or any successor
statute thereto), and the
regulations thereunder,
or with other applicable
laws and regulations,
the conflicting
provision shall be
deemed never to have
constituted a part of the
Declaration of Trust,
provided, however, that
such determination
shall not affect any of
the remaining
provisions of the
Declaration of Trust or
render invalid or
improper any action
taken or omitted prior
to such determination.
If any provision of the
Declaration of Trust
shall be held invalid or
unenforceable in any
jurisdiction, such
invalidity or
unenforceability shall
attach only to such
provision in such
jurisdiction and shall
not in any manner
affect such provision in
any other jurisdiction
or any other provision
of the Declaration of
Trust in any
jurisdiction.
Business Trust Only.  It
is the intention of the
Trustees to create a
voluntary association
with transferable shares
(commonly known as a
business trust) of the
type referred to in
Chapter 182 of the
General Laws of the
Commonwealth of
Massachusetts.  It is not
the intention of the
Trustees to create a
general partnership,
limited partnership,
joint venture, joint
stock association or
company, corporation,
bailment, or any form
of legal relationship
other than a
Massachusetts business
trust.  Nothing in this
Declaration of Trust
shall be construed to
make the Shareholders,
either by themselves or
with the Trustees,
partners or members or
joint venturers
hereunder.
Derivative Actions.  In
addition to any
requirements applicable
to shareholders of a
Massachusetts business
corporation, a
Shareholder or
Shareholders may bring
a derivative action on
behalf of the Trust only
if the following
conditions are met:
A Shareholder or
Shareholders must
make a pre-suit written
demand upon the
Trustees to bring the
subject action unless an
effort to cause the
Trustees to bring such
an action is not likely
to succeed.  For
purposes of this Section
8.9, a demand on the
Trustees shall only be
deemed not likely to
succeed and therefore
be excused if a
majority of the
Trustees, or a majority
of any committee
established to consider
the merits of such
action, are Trustees
who are Interested
Persons of the Trust;
and
Such demand shall be
executed by or on
behalf of no fewer than
three complaining
Shareholders, each of
which shall be
unaffiliated and
unrelated (by blood or
marriage) to any other
complaining
Shareholder executing
such demand.  Such
demand shall contain a
detailed description of
the action or failure to
act complained of, the
facts upon which such
allegation is made and
the reasonably
estimated damages or
other relief sought; and
Unless a demand is not
required under
paragraph (a) of this
Section 8.9, the
Trustees or any
committee appointed to
consider a Shareholder
demand must be
afforded a reasonable
amount of time, which
may be up to one
hundred eighty
calendar days, to
consider such
Shareholder request
and to investigate the
basis of such claim;
and
The Trustees shall be
entitled to retain
counsel or other
advisers in considering
the merits of the
request and shall
require an undertaking
by the Shareholder(s)
making such request to
reimburse the Trust for
the expense of any such
advisers in the event
that the Trustees
determine not to bring
such action; and
For purposes of this
Section 8.9, the Board
of Trustees may
designate a committee
to consider a
Shareholder demand.
Such committee shall
be entitled to retain
counsel or other
advisers in considering
the merits of the
request and shall
require an undertaking
by the Shareholder(s)
making such request to
reimburse the Trust for
the expense of any such
advisers in the event
that the committee
determines not to bring
such action;
If the demand has been
properly made pursuant
to this paragraph (a) of
this Section 8.9, and a
majority of the
Trustees, including a
majority of the Trustees
who are not Interested
Persons of the Trust,
or, if a committee has
been appointed, a
majority of the
members of such
committee, have
considered the merits
of the claim and have
determined that
maintaining a suit
would not be in the best
interests of the Trust or
the affected Series, as
applicable, the demand
shall be rejected and
the complaining
Shareholders shall not
be permitted to
maintain a derivative
action unless they first
sustain the burden of
proof to the court that
the decision of the
Trustees, or committee
thereof, not to pursue
the requested action
was inconsistent with
the standard required of
the Trustees or
committee under
applicable law; and
No Shareholder may
bring a direct action
claiming injury as a
Shareholder of the
Trust, or any Series or
Class thereof, where
the matters alleged (if
true) would give rise to
a claim by the Trust or
by the Trust on behalf
of a Series or Class,
unless the Shareholder
has suffered an injury
distinct from that
suffered by
Shareholders of the
Trust, or the Series or
Class, generally.  A
Shareholder bringing a
direct claim must be a
Shareholder of the
Series or Class against
which the direct action
is brought at the time of
the injury complained
of, or acquired the
Shares afterwards by
operation of law from a
person who was a
Shareholder at that
time.
Inspection of Records
and Reports.  Every
Trustee shall have the
right at any reasonable
time to inspect all
books, records, and
documents of every
kind and the physical
properties of the Trust.
This inspection by a
Trustee may be made
in person or by an
agent or attorney and
the right of inspection
includes the right to
copy and make extracts
of documents.  No
Shareholder shall have
any right to inspect any
account, book or
document of the Trust
that is not publicly
available, except as
conferred by the
Trustees.  The books
and records of the Trust
may be kept at such
place or places as the
Board of Trustees may
from time to time
determine, except as
otherwise required by
law.
Jurisdiction .  Any suit,
action or proceeding
brought by or in the
right of any
Shareholder or any
person claiming any
interest in any Shares
seeking to enforce any
provision of, or based
on any matter arising
out of or in connection
with, this Declaration
of Trust or the Trust,
any Series or Class or
any Shares, including
any claim of any nature
against the Trust, any
Series or Class, the
Trustees or officers of
the Trust, shall be
brought exclusively in
the United States
District Court for the
District of
Massachusetts, or to
the extent such court
does not have
jurisdiction then such
actions and/or claims
shall be brought in
Superior Court of
Suffolk County for the
Commonwealth of
Massachusetts, and all
Shareholders and other
such Persons shall be
subject to the
jurisdiction of such
courts (and the
appropriate appellate
courts, therefrom) in
any such suit, action or
proceeding and shall be
deemed to waive, to the
fullest extent permitted
by law, any objection
they may make now or
hereafter have to the
laying of the venue of
any such suit, action or
proceeding in such
court or that any such
suit, action or
proceeding brought in
any such court has been
brought in an
inconvenient forum.
All Shareholders and
other such Persons
shall be subject to
service of summons,
complaint or other
process in connection
with any proceedings
by registered or
certified mail or by
overnight courier
addressed to such
Person at the address
shown on the books
and records of the Trust
for such Person or at
the address of the
Person shown on the
books and records of
the Trust with respect
to the Shares that such
Person claims an
interest in.  Service of
process in any such
suit, action or
proceeding against the
Trust or any Trustee or
officer of the Trust may
be made at the address
of the Trust?s registered
agent in the
Commonwealth of
Massachusetts.  Any
service so made shall
be effective as if
personally made in the
Commonwealth of
Massachusetts.


IN WITNESS
WHEREOF, the
undersigned, being all
of the current Trustees
of the Trust, have
executed this
instrument this 11th
day of November,
2015.

/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue, as Trustee
Peter E. Madden, as Trustee
and not Individually
and not Individually


/s/ John T. Collins
/s/ Charles F. Mansfield, Jr.
John T. Collins, as Trustee
Charles F. Mansfield, Jr., as Trustee
and not Individually
and not Individually




/s/ J. Christopher Donahue
/s/ Thomas M. O?Neill
J. Christopher Donahue, as Trustee
Thomas M. O?Neill, as Trustee
and not Individually
and not Individually


/s/ G. Thomas Hough
/s/ P. Jerome Richey
G. Thomas Hough, as Trustee
P. Jerome Richey, as Trustee
and not Individually
and not Individually




/s/ Maureen Lally-Green
/s/ John S. Walsh
Maureen Lally-Green, as Trustee
John S. Walsh, as Trustee
and not Individually
and not Individually











Declaration of Trust Signature
Page
77(Q1) (a) Bylaws

BYLAWS
of
MONEY MARKET
OBLIGATIONS
TRUST
a Massachusetts Business
Trust
Effective as of November
11, 2015
INTRODUCTION
A.  Agreement and
Declaration of Trust.
These By-laws shall be
subject to the Amended
and Restated Declaration
of Trust, as from time to
time, in effect (the
?Declaration of Trust?),
of Money Market
Obligations Trust, a
Massachusetts business
trust (the ?Trust?).  In the
event of any
inconsistency between
the terms hereof and the
terms of the Declaration
of Trust, the terms of the
Declaration of Trust shall
control.
B.  Definitions.
Capitalized terms used
herein and not herein
defined are used as
defined in the Declaration
of Trust.
ARTICLE I
OFFICES
Section 1.  PRINCIPAL
OFFICES. The Trustees
shall fix and, from time to
time, may change the
location of the principal
executive office of the
Trust at any place within
or outside the
Commonwealth of
Massachusetts.
Section 2.
MASSACHUSETTS
OFFICE.  The Trustees
shall establish a
registered office in the
Commonwealth of
Massachusetts and shall
appoint a registered agent
for service of process in
the Commonwealth of
Massachusetts.
Section 3.  OTHER
OFFICES.  The Board of
Trustees (the ?Board?)
may at any time establish
branch or subordinate
offices at any place or
places where the Trust
intends to do business.
ARTICLE II
MEETINGS OF
SHAREHOLDERS
Section 1.  MEETINGS.
No annual meetings of
the Shareholders (or any
class or series) need by
held.  Special meetings of
the Shareholders (or any
class or series) shall be
called by the Secretary at
the request, in writing or
by resolution, by the
Chairman of the Board or
by a majority of the
Trustees, or at the written
request of the holder or
holders of ten percent
(10%) or more of the total
number of the then issued
and outstanding shares of
the Trust or of the
relevant series or class,
entitled to vote at such
meeting.  Any such
request shall state the
purposes of the proposed
meeting.
Section 2.  PLACE OF
MEETINGS.  Meetings
of Shareholders shall be
held at any place within
or outside the
Commonwealth of
Massachusetts designated
by the Board.  In the
absence of any such
designation by the Board,
Shareholders? meetings
shall be held at the
principal executive office
of the Trust.  For
purposes of these By-
laws, the term
?Shareholder? shall mean
a record owner of shares
of the Trust.
Section 3.  CALL OF
MEETING.  Meetings of
the Shareholders shall be
called as provided in
Section 1 of this Article
II.
Section 4.  NOTICE OF
SHAREHOLDERS?
MEETING.  All notices
of meetings of
Shareholders shall be sent
or otherwise given in
accordance with Section
5 of this Article II not
less than seven (7) nor
more than sixty (60) days
before the date of the
meeting.  The notice shall
specify (i) the place, date
and hour of the meeting,
and (ii) the general nature
of the business to be
transacted.  The notice of
any meeting at which
Trustees are to be elected
also shall include the
name of any nominee or
nominees who at the time
of the notice are intended
to be presented for
election.  Except with
respect to adjournments
as provided herein, no
business shall be
transacted at such
meeting other than that
specified in the notice.
Section 5.  MANNER OF
GIVING NOTICE;
AFFIDAVIT OF
NOTICE.  Notice of any
meeting of Shareholders
shall be given either
personally or by first-
class mail, courier,
telegraphic, facsimile or
electronic mail, or other
written communication,
charges prepaid,
addressed to the
Shareholder at the
address of that
Shareholder appearing on
the books of the Trust or
its transfer agent or given
by the Shareholder to the
Trust for the purpose of
notice.  If no such address
appears on the Trust?s or
its transfer agent?s books
or is given, notice shall
be deemed to have been
given if sent to that
Shareholder by first-class
mail, courier, telegraphic,
facsimile or electronic
mail, or other written
communication to the
Trust?s principal
executive office.  Notice
shall be deemed to have
been given at the time
when delivered
personally, deposited in
the mail or with a courier,
or sent by telegram,
facsimile, electronic mail
or other means of written
communication.
If any notice addressed to
a Shareholder at the
address of that
Shareholder appearing on
the books of the Trust or
its transfer agent is
returned to the Trust
marked to indicate that
the notice to the
Shareholder cannot be
delivered at that address,
all future notices shall be
deemed to have been duly
given without further
mailing, or substantial
equivalent thereof, if such
notices shall be available
to the Shareholder on
written demand of the
Shareholder at the
principal executive office
of the Trust for a period
of one year from the date
of the giving of the
notice.
An affidavit of the
mailing or other means of
giving any notice of any
Shareholders? meeting
shall be executed by the
Secretary, assistant
secretary, transfer agent,
or solicitation agent of
the Trust giving the
notice and shall be filed
and maintained in the
records of the Trust.
Such affidavit shall, in
the absence of fraud, be
prima facie evidence of
the facts stated therein.
A notice given by a
Shareholder to be proper
must set forth (i) as to
each person whom the
Shareholder proposes to
nominate for election or
reelection as a Trustee
(A) the name, age,
business address and
residence address of such
person, (B) the class and
number of shares of stock
of the Trust that are
beneficially owned or
owned of record by such
person, (C) the date such
shares were acquired and
the investment intent of
such acquisition, and (D)
all other information
relating to such person
that is required to be
disclosed in solicitations
of proxies for election of
Trustees in an election
contest, or is otherwise
required, in each case
pursuant to Regulation
14A (or any successor
provision) under the
Securities Exchange Act
of 1934, as amended
(including such person?s
written consent to being
named in the proxy
statement as a nominee
and to serving as a
Trustee if elected); (ii) as
to any other business that
the Shareholder proposes
to bring before the
meeting, a description of
the business desired to be
brought before the
meeting, the reasons for
conducting such business
at the meeting and any
material interest in such
business of such
Shareholder or any
Shareholder affiliate or
family member
(including any anticipated
benefit to the Shareholder
or any Shareholder
affiliate or family
member therefrom) and
of each beneficial owner
of shares of the Trust, if
any, on whose behalf the
proposal is made; (iii) as
to the Shareholder giving
the notice and each
beneficial owner, if any,
on whose behalf the
nomination or proposal is
made, (1) the name and
address of such
Shareholder, as they
appear on the Trust?s
stock ledger and current
name and address, if
different, of such
beneficial owner, (2) the
class and number of
shares of stock of the
Trust which are owned
beneficially or of record
by such Shareholder
and/or such beneficial
owner, (3) whether and
the extent to which any
hedging or other
transaction or series of
transactions has been
entered into by or on
behalf of, or any other
agreement, arrangement
or understanding
(including any short
position or any borrowing
or lending of shares) has
been made, the effect or
intent of which is to
mitigate loss to or
manage risk of share
price changes for, or to
increase the voting power
of, such Shareholder or
beneficial owner with
respect to any share of the
Trust (collectively
?Hedging Activities?),
and (4) the extent to
which such Shareholder
or such beneficial owner,
if any, has engaged in
Hedging Activities with
respect to shares or other
equity interests of any
other trust or company;
and (iv) to the extent
known by the
Shareholder giving the
notice, the name and
address of any other
Shareholder supporting
the nominee for election
or reelection as a Trustee
or the proposal of other
business on the date of
such Shareholder?s
notice.
Section 6.  CONDUCT
OF MEETINGS. The
Chairman of the Board, if
present, shall preside at
each meeting of
Shareholders.  In the
absence of the Chairman
of the Board, the meeting
shall be chaired by the
President, or if the
President is not present,
by any Vice President, or
if none of them is present,
then by the person
selected for such purpose
at the meeting.  In the
absence of the Secretary
or an Assistant Secretary,
the secretary of the
meeting shall be such
person as the chairman of
the meeting shall appoint.
At every meeting of
Shareholders, unless the
voting is conducted by
inspectors, the proxies
and ballots shall be
received, and all
questions concerning the
qualification of voters
and the validity of
proxies, the acceptance or
rejection of votes, and
procedures for the
conduct of business not
otherwise specified by
these By-laws, the
Declaration of Trust or
applicable law, shall be
decided or determined by
the chairman of the
meeting.
Section 7.
ADJOURNED
MEETING; NOTICE.
Any Shareholders?
meeting, whether or not a
quorum is present, may
be adjourned from time to
time (and at any time
during the course of the
meeting)  by the
chairman of the meeting.
Any adjournment may be
with respect to one or
more proposals, but not
necessarily all proposals,
to be voted or acted upon
at such meeting and any
adjournment will not
delay or otherwise affect
the effectiveness and
validity of a vote or other
action taken at a
Shareholders? meeting
prior to adjournment.
When any Shareholders?
meeting is adjourned to
another time or place,
notice need not be given
of the adjourned meeting
at which the adjournment
is taken, unless a new
record date of the
adjourned meeting is
fixed or unless the
adjournment is for more
than one hundred twenty
(120) days from the date
of the original meeting, in
which case the Board
shall set a new record
date.  If notice of any
such adjourned meeting is
required pursuant to the
preceding sentence, it
shall be given to each
Shareholder of record
entitled to vote at the
adjourned meeting in
accordance with the
provisions of Sections 4
and 5 of this Article II.
At any adjourned
meeting, the Trust may
transact any business that
might have been
transacted at the original
meeting.
Section 8.  VOTING.
The Shareholders entitled
to vote at any meeting of
Shareholders shall be
determined in accordance
with the provisions of the
Declaration of Trust and
these By-laws, as in
effect at such time.  On
any matters submitted to
a vote of the
Shareholders, all shares
then entitled to vote shall
be voted in the aggregate,
except: (i) when required
by the 1940 Act, shares
shall be voted by
individual series or class;
(ii) when the matter
involves any action that
the Trustees have
determined will affect
only the interests of one
or more series, then only
the Shareholders of such
series shall be entitled to
vote thereon; and (iii)
when the matter involves
any action that the
Trustees have determined
will affect only the
interests of one or more
classes, then only the
Shareholders of such
classes shall be entitled to
vote thereon.
Shareholders of a
particular class or series
of Shares shall not be
entitled to vote on any
matter that affects only
one or more other classes
or series of Shares.
Except when a larger vote
is required by any
provision of the
Declaration of Trust or
these By-laws or by
applicable law, when a
quorum is present at any
meeting, a majority of the
shares voted shall decide
any questions and a
plurality of the shares
voted shall elect a
Trustee, provided that
where any provision of
applicable law, the
Declaration of Trust or
these By-laws requires
the holders of any series
to vote as a series or the
holders of a class to vote
as a class, then a majority
of the shares of that series
or class voted on the
matter shall decide that
matter insofar as that
series or class is
concerned. There shall be
no cumulative voting in
the election or removal of
Trustees.
The Shareholders? vote
may be by voice vote or
by ballot; provided,
however, that any
election of Trustees must
be by ballot if demanded
by any Shareholder
before the voting has
begun.  On any matter
other than election of
Trustees, any Shareholder
may vote part of the
shares in favor of the
proposal and refrain from
voting the remaining
shares or vote them
against the proposal, but
if the Shareholder fails to
specify the number of
shares which the
Shareholder is voting
affirmatively, it will be
conclusively presumed
that the Shareholder?s
approving vote is with
respect to the total shares
that the Shareholder is
entitled to vote on such
proposal.
Abstentions and broker
non-votes will be
included for purposes of
determining whether a
quorum is present at a
Shareholders? meeting.
Abstentions and broker
non-votes will be treated
as votes present at a
Shareholders? meeting,
but will not be treated as
votes cast.  Abstentions
and broker non-votes,
therefore, will have no
effect on proposals which
require a plurality or
majority of votes cast for
approval, but will have
the same effect as a vote
?against? on proposals
requiring a majority or
other specified
percentage of outstanding
voting securities for
approval.
Section 9.  QUORUM.
Except when a larger
quorum is required by
applicable law, the
Declaration of Trust or
these By-laws, one-fourth
(25%) of the shares
outstanding and entitled
to vote present in person
or represented by proxy
at a Shareholders?
meeting shall constitute a
quorum at such meeting.
When a separate vote by
one or more series or
classes is required, one-
fourth (25%) of the
outstanding shares of
each such series or class
entitled to vote present in
person or represented by
proxy at a Shareholders?
meeting shall constitute a
quorum of such series or
class.
Section 10.  WAIVER
OF NOTICE BY
CONSENT OF ABSENT
SHAREHOLDERS.  The
transactions of a meeting
of Shareholders, however
called and noticed and
wherever held, shall be
valid as though transacted
at a meeting duly held
after regular call and
notice if a quorum is
present either in person or
by proxy.  Attendance by
a person at a meeting
shall also constitute a
waiver of notice of that
meeting with respect to
that person, except when
the person objects at the
beginning of the meeting
to the transaction of any
business because the
meeting is not lawfully
called or convened and
except that such
attendance is not a waiver
of any right to object to
the consideration of
matters not included in
the notice of the meeting
if that objection is
expressly made at the
beginning of the meeting.
Whenever notice of a
meeting is required to be
given to a Shareholder
under the Declaration of
Trust or these By-laws, a
written waiver thereof,
executed before or after
the meeting by such
Shareholder or his or her
attorney thereunto
authorized and filed with
the records of the
meeting, shall be deemed
equivalent to such notice.
Section 11.  PROXIES.
Every Shareholder
entitled to vote for
Trustees or on any other
matter shall have the right
to do so either in person
or by one or more agents
authorized by a written
proxy signed by the
Shareholder and filed
with the Secretary of the
Trust; provided, that an
alternative to the
execution of a written
proxy may be permitted
as provided in the second
paragraph of this Section
11.  A proxy shall be
deemed signed if the
Shareholder?s name is
placed on the proxy
(whether by manual
signature, typewriting,
telegraphic transmission
or otherwise) by the
Shareholder or the
Shareholder's attorney-in-
fact.  A validly executed
proxy which does not
state that it is irrevocable
shall continue in full
force and effect unless (i)
revoked by the
Shareholder executing it
by a written notice
delivered to the Trust
prior to the exercise of
the proxy or by the
Shareholder?s execution
of a subsequent proxy or
attendance and vote in
person at the meeting; or
(ii) written notice of the
death or incapacity of the
Shareholder is received
by the Trust before the
proxy?s vote is counted;
provided, however, that
no proxy shall be valid
after the expiration of
eleven (11) months from
the date of the proxy
unless otherwise provided
in the proxy.  The
revocability of a proxy
that states on its face that
it is irrevocable shall be
governed by the
provisions of the General
Laws of Massachusetts.
With respect to any
Shareholders? meeting,
the Board may act to
permit the Trust to accept
proxies by any electronic,
telephonic, computerized,
telecommunications or
other reasonable
alternative to the
execution of a written
instrument authorizing
the proxy to act, provided
the Shareholder?s
authorization is received
within eleven (11)
months before the
meeting.  A proxy with
respect to shares held in
the name of two or more
persons shall be valid if
executed by any one of
them unless at or prior to
exercise of the proxy the
Trust receives a specific
written notice to the
contrary from any one of
them.  A proxy
purporting to be executed
by or on behalf of a
Shareholder shall be
deemed valid unless
challenged at or prior to
its exercise and the
burden of proving
invalidity shall rest with
the challenger.
Section 12.
INSPECTORS OF
ELECTION.  Before any
meeting of Shareholders,
the Board may appoint
any person other than
nominees for office to act
as inspector of election at
the meeting or its
adjournment.  If no
inspector of election is so
appointed, the chairman
of the meeting may
appoint an inspector of
election at the meeting.
If any person appointed
as inspector fails to
appear or fails or refuses
to act, the chairman of the
meeting may appoint a
person to fill the vacancy.
The inspector shall:
(a)  determine the number
of shares outstanding and
the voting power of each,
the shares represented at
the meeting, the existence
of a quorum and the
authenticity, validity and
effect of proxies;
(b)  receive votes, ballots
or consents;
(c)  hear and determine
all challenges and
questions in any way
arising in connection with
the right to vote;
(d)  count and tabulate all
votes or consents;
(e)  determine when the
polls shall close;
(f)  determine the result
of voting or consents; and
(g)  do any other acts that
may be proper to conduct
the election or vote with
fairness to all
Shareholders.
Section 13.  RECORD
DATE.  For purposes of
determining the
Shareholders entitled to
notice of any meeting or
to vote or entitled to give
consent to action without
a meeting, the Board may
fix in advance a record
date which shall not be
more than sixty (60) days
before the date of any
such meeting.
If the Board does not so
fix a record date:
(a)  The record date for
determining Shareholders
entitled to notice of or to
vote at a meeting of
Shareholders shall be at
the close of business on
the business day before
the notice is given or, if
notice is waived, at the
close of business on the
business day which is
five (5) business days
before the day on which
the meeting is held.
(b)  The record date for
determining Shareholders
entitled to give consent to
action in writing without
a meeting, (i) when no
prior action by the Board
has been taken, shall be
the day on which the first
written consent is given,
or (ii) when prior action
of the Board has been
taken, shall be at the
close of business on the
day on which the Board
adopts the resolution
taking such prior action.
For the purpose of
determining the
Shareholders of any
series or class who are
entitled to receive
payment of any dividend
or of any other
distribution, the Board
may from time to time fix
a date, which shall be
before the date for the
payment of such dividend
or such other distribution,
as the record date for
determining the
Shareholders of such
series or class having the
right to receive such
dividend or distribution.
Nothing in this Section
shall be construed as
precluding the Board
from setting different
record dates for different
series or classes.
ARTICLE III
TRUSTEES
Section 1.  TRUSTEES
AND VACANCIES.
The business and affairs
of the Trust shall be
managed by the Trustees,
and they shall have all
powers necessary and
desirable to carry out that
responsibility, so far as
such powers are not
inconsistent with the laws
of the Commonwealth of
Massachusetts, the
Declaration of Trust, or
these By-laws.
Vacancies in the Board
may be filled by a
majority of the remaining
Trustees, though less than
a quorum, or by a sole
remaining Trustee, unless
the Board calls a meeting
of Shareholders for the
purpose of filling such
vacancies.  In the event
that all Trustee offices
become vacant, an
authorized officer of the
investment adviser shall
serve as the sole
remaining Trustee
effective upon the
vacancy in the office of
the last Trustee, subject to
the provisions of the 1940
Act.  In such case, the
Investment Adviser, as
the sole remaining
Trustee, shall, as soon as
practicable, fill all of the
vacancies on the Board;
provided, however, that
the percentage of
Trustees who are not
Interested Persons of the
Trust shall be no less than
that permitted by the
1940 Act.  Thereupon,
the Investment Adviser
shall resign as Trustee
and a meeting of the
Shareholders shall be
called, as required by the
1940 Act, for the election
of Trustees.
Section 2.  MEETINGS;
PLACE OF MEETINGS
AND MEETINGS BY
TELEPHONE. The
Trustees may in their
discretion provide for
regular or stated meetings
of the Trustees.  Meetings
of the Trustees, other than
regular or stated
meetings, shall be held as
provided in Section 4
below.  Any or all of the
Trustees may participate
in a meeting by means of
a conference telephone or
similar communications
equipment by means of
which all persons
participating in the
meeting can hear each
other at the same time,
and participation by such
means shall constitute
presence in person at a
meeting.
All meetings of the Board
may be held at any place
within or outside the
Commonwealth of
Massachusetts that has
been designated from
time to time by the
Board.  In the absence of
such a designation,
regular meetings shall be
held at the principal
executive office of the
Trust.  Subject to any
applicable requirements
of the 1940 Act, any
meeting, regular or
special, may be held by
conference telephone or
similar communication
equipment, so long as all
Trustees participating in
the meeting can hear one
another, and all such
Trustees shall be deemed
to be present in person at
such meeting for
purposes of the General
Laws of Massachusetts
and, to the extent
permitted, the 1940 Act.
Section 3.  REGULAR
MEETINGS.  Regular
meetings of the Board
shall be held without call
or notice at such places
and at such times as shall
from time to time be
fixed by the Trustees.
Such regular meetings
may be held without
notice, provided that any
Trustee who is absent
when the determination to
hold a meeting is made
shall be given notice of
the determination.
Section 4.  SPECIAL
MEETINGS.  Special
meetings of the Board for
any purpose or purposes
may be called at any time
by the Secretary at the
written request of the
Chairman or any Trustee,
and if the Secretary when
so requested refuses or
fails for more than
twenty-four hours to call
such meeting, the
Chairman or such
Trustee[s] may in the
name of the Secretary call
such meeting by giving
due notice in the manner
required when notice is
given by the Secretary.
Notice of the time and
place of special meetings
shall be delivered
personally or by
telephone to each Trustee
or sent by first-class mail,
courier or telegram,
charges prepaid, or by
facsimile or electronic
mail, addressed to each
Trustee at that Trustee?s
address as it is shown on
the records of the Trust.
In case the notice is
mailed, it shall be
deposited in the United
States mail at least forty-
eight (48) hours before
the time of the holding of
the meeting.  In case the
notice is delivered
personally, by telephone,
by courier, to the
telegraph company, or by
express mail, facsimile,
electronic mail or similar
service, it shall be
delivered at least twenty-
four (24) hours before the
time of the holding of the
meeting.  Any oral notice
given personally or by
telephone may be
communicated either to
the Trustee or to a person
at the office of the
Trustee who the person
giving the notice has
reason to believe will
promptly communicate it
to the Trustee.  The
notice need not specify
the purpose of the
meeting or the place if the
meeting is to be held at
the principal executive
office of the Trust.
Section 5.  ACTION
WITHOUT A MEETING.
Unless the 1940 Act
requires that a particular
action be taken only at a
meeting at which the
Trustees are present in
person, any action to be
taken by the Trustees at a
meeting may be taken
without such meeting by
the written consent of a
majority of the Trustees
then in office.  Any such
written consent may be
executed and given by
telecopy or similar
electronic means.  Such
written consents shall be
filed with the minutes of
the proceedings of the
Trustees and shall be
treated as a vote for all
purposes.  If any action is
so taken by the Trustees
by the written consent of
less than all of the
Trustees, prompt notice
of the taking of such
action shall be furnished
to each Trustee who did
not execute such written
consent, provided that the
effectiveness of such
action shall not be
impaired by any delay or
failure to furnish such
notice.
Section 6.  QUORUM;
VOTING.  A majority of
the authorized number of
Trustees shall constitute a
quorum for the
transaction of business,
except to adjourn as
provided in Section 8 of
this Article III.  Except as
otherwise required by the
Declaration of Trust,
these By-laws or by
applicable law, every act
or decision done or made
by a majority of the
Trustees present at a
meeting duly held at
which a quorum is
present shall be regarded
as the act of the Board.  A
meeting at which a
quorum is initially
present may continue to
transact business
notwithstanding the
withdrawal of Trustees if
any action taken is
approved by at least a
majority of the required
quorum for that meeting.
Section 7.  WAIVER OF
NOTICE.  Notice of any
meeting need not be
given to any Trustee who
either before or after the
meeting signs a written
waiver of notice, a
consent to holding the
meeting, or an approval
of the minutes.  The
waiver of notice or
consent need not specify
the purpose of the
meeting.  All such
waivers, consents, and
approvals shall be filed
with the records of the
Trust or made a part of
the minutes of the
meeting.  Notice of a
meeting shall also be
deemed given to any
Trustee who attends the
meeting without
protesting before or at its
commencement about the
lack of notice to that
Trustee.
Section 8.
ADJOURNMENT.  A
majority of the Trustees
present, whether or not
constituting a quorum,
may adjourn any matter
at any meeting to another
time and place.  Notice of
the time and place of
holding an adjourned
meeting need not be
given.
Section 9.  FEES AND
COMPENSATION OF
TRUSTEES.  Trustees
and members of
committees may receive
such compensation, if
any, for their services and
such reimbursement of
expenses as may be fixed
or determined by
resolution of the Board.
This Section 9 shall not
be construed to preclude
any Trustee from serving
the Trust in any other
capacity as an officer,
agent, employee, or
otherwise and receiving
compensation for those
services.
Section 10.  SPECIAL
ACTION.  When all the
Trustees shall be present
at any meeting, however
called, or whenever held,
or shall assent to the
holding of the meeting
without notice, or after
the meeting shall sign a
written assent thereto on
the record of such
meeting, the acts of such
meeting shall be valid as
if such meeting had been
regularly held.
ARTICLE IV
COMMITTEES
Section 1.
COMMITTEES OF
TRUSTEES.  The Board
may, by resolution
adopted by a majority of
the Trustees then in
office, designate one or
more committees as set
forth in the Declaration of
Trust, to serve at the
pleasure of the Board.
The Trustees shall
determine the number of
members of each
committee and its powers
and shall appoint its
members and its chair.
Each committee member
shall serve at the pleasure
of the Board. The Board
may designate one or
more Trustees or other
persons as alternate
members of any
committee who may
replace any absent
member at any meeting
of the committee.  Notice
of meetings of any
committee shall also be
given to all alternate
members who shall have
the right to attend all
meetings of the
committee. Each
committee shall maintain
records of its meetings and
report its actions to the
Trustees.  The Trustees
may at any time in their
sole discretion abolish any
committee or rescind any
action of any committee,
but such rescission shall
not have retroactive effect.
The Trustees may delegate
to any committee any of
its powers, subject to the
limitations of the
Declaration of Trust and
applicable law.
Section 2.
PROCEEDINGS;
QUORUM; ACTION.
Meetings and action of
any committee shall be
governed by and held and
taken in accordance with
the provisions of the
Declaration of Trust and
Article III of these By-
Laws, with such changes
in the context thereof as
are necessary to substitute
the committee and its
members for the Board
and its members, except
that the time of regular
meetings of any
committee may be
determined either by the
Board or by the
committee.  Special
meetings of any
committee may also be
called by resolution of the
Board, and notice of
special meetings of any
committee shall also be
given to all alternate
members who shall have
the right to attend all
meetings of the
committee.  The Board
may adopt rules for the
government of any
committee not
inconsistent with the
provisions of these By-
Laws.
Section 3.  EXECUTIVE
COMMITTEE.  The
Trustees may elect from
their own number an
Executive Committee to
consist of not less than
two members.  The
Executive Committee
shall be elected by a
resolution passed by a
vote of at least a majority
of the Trustees then in
office.  The Trustees may
also elect from their own
number other committees
from time to time, the
number composing such
committees and the
powers conferred upon
the same to be
determined by vote of the
Trustees.

	Section 4.
VACANCIES IN
EXECUTIVE
COMMITTEE.
Vacancies occurring in
the Executive Committee
from any cause shall be
filled by the Trustees by a
resolution passed by the
vote of at least a majority
of the Trustees then in
office.

Section 5.  EXECUTIVE
COMMITTEE TO
REPORT TO
TRUSTEES.  All action
by the Executive
Committee shall be
reported to the Trustees at
their meeting next
succeeding such action.

	Section 6.
PROCEDURE OF
EXECUTIVE
COMMITTEE.  The
Executive Committee
shall fix its own rules of
procedure not
inconsistent with these
By-Laws or with any
directions of the Trustees.
It shall meet at such times
and places and upon such
notice as shall be
provided by such rules or
by resolution of the
Trustees.  The presence
of a majority shall
constitute a quorum for
the transaction of
business, and in every
case an affirmative vote
of a majority of all the
members of the
Committee present shall
be necessary for the
taking of any action.

Section 7.  POWERS OF
EXECUTIVE
COMMITTEE.  During
the intervals between the
Meetings of the Trustees,
the Executive Committee,
except as limited by the
Declaration of Trust,
these By-Laws or by
specific directions of the
Board, shall possess and
may exercise all the
powers of the Trustees in
the management and
direction of the business
and conduct of the affairs
of the Trust in such
manner as the Executive
Committee shall deem to
be in the best interests of
the Trust, and shall have
power to authorize the
Seal of the Trust to be
affixed to all instruments
and documents requiring
same.  Notwithstanding
the foregoing, the
Executive Committee
shall not have the power
to elect Trustees, increase
or decrease the number of
Trustees, elect or remove
any officer, issue shares
or recommend to
shareholders any action
requiring shareholder
approval, or amend these
By-Laws.
ARTICLE V
OFFICERS
Section 1.  OFFICERS.
The officers of the Trust
shall be a president, one
or more executive vice
presidents, one or more
senior vice presidents,
one or more vice
presidents, a treasurer,
and a secretary.  The
Trust may also have, at
the discretion of the
Board, one or more vice
chairmen (who need not
be a Trustee), and other
officers or agents,
including one or more
assistant vice presidents,
one or more assistant
secretaries, one or more
assistant treasurers, and
such other officers as
may be appointed in
accordance with the
provisions of Section 3 of
this Article V.  Any
number of offices may be
held by the same person
except the offices of
president and executive
vice president, senior vice
president or vice
president may not be held
by the same person
concurrently.  Any officer
may be, but need not be,
a Trustee or Shareholder.
Section 2.  ELECTION
OF OFFICERS.  The
officers of the Trust shall
be elected by the Board,
and each shall serve at the
pleasure of the Board,
subject to the rights, if
any, of an officer under
any contract of
employment.  The
officers shall be elected
annually by the Trustees.
Each officer shall hold
office for one year and
until the election and
qualification of his
successor, or until earlier
resignation or removal.
Section 3.
SUBORDINATE
OFFICERS.  An
executive vice president,
senior vice president or
vice president, the
secretary or the treasurer
may appoint an assistant
vice president, an
assistant secretary or an
assistant treasurer,
respectively, to serve
until the next election of
officers.
Section 4.  REMOVAL
AND RESIGNATION
OF OFFICERS.  Subject
to the rights, if any, of an
officer under any contract
of employment, any
officer may be removed,
either with or without
cause, by the Board at
any regular or special
meeting of the Board by a
majority vote of the
Trustees then in office, or
by an officer upon whom
such power of removal
may be conferred by the
Board.
Any officer may resign at
any time by giving
written notice to the
Trust.  Any resignation
shall take effect at the
date of the receipt of that
notice or at any later time
specified in such notice.
Unless otherwise
specified in such notice,
the acceptance of the
resignation shall not be
necessary to make it
effective.  Any
resignation is without
prejudice to the rights, if
any, of the Trust under
any contract to which the
officer is a party.
Section 5.  VACANCIES
IN OFFICES.  A vacancy
in any office because of
death, resignation,
removal, disqualification
or other cause shall be
filled in the manner
prescribed in these By-
Laws for regular
appointment to that
office.  The President
may make temporary
appointments to a vacant
office pending action by
the Board.
Section 6.  CHAIRMAN
OF THE BOARD.  The
Trustees shall annually
elect a Trustee to serve as
Chairman of the Board.
The Chairman of the
Board shall, if present,
preside at meetings of the
Board and Shareholders
and exercise and perform
such other powers and
duties as may be from
time to time assigned to
the Chairman by the
Board or prescribed by
these By-Laws.  In the
absence, resignation,
disability or death of the
President, the Chairman
shall exercise all the
powers and perform all
the duties of the President
until his or her return,
such disability shall be
removed or a new
President shall have been
elected.  It shall be
understood that the
election of any Trustee as
Chairman shall not
impose on that person
any duty, obligation, or
liability that is greater
than the duties,
obligations, and liabilities
imposed on that person as
a Trustee in the absence
of such election, and no
Trustee who is so elected
shall be held to a higher
standard of care by virtue
thereof.
The Chairman may resign
at any time by giving
written notice of
resignation to the Board.
Any such resignation
shall take effect at the
time specified in such
notice, or, if the time
when it shall become
effective shall not be
specified therein,
immediately upon its
receipt; and, unless
otherwise specified
therein, the acceptance of
such resignation shall not
be necessary to make it
effective.
The Chairman may be
removed by majority vote
of the Board with or
without cause at any time.
Any vacancy in the office
of Chairman, arising from
any cause whatsoever,
may be filled for the
unexpired portion of the
term of the office which
shall be vacant by the
vote of the Board.
If, for any reason, the
Chairman is absent from
a meeting of the Board,
the Board may select
from among its members
who are present at such
meeting a Trustee to
preside at such meeting.
Section 7.  VICE
CHAIRMAN.  Any Vice
Chairman shall perform
such duties as may be
assigned to him from
time to time by the
Board.
Section 8.  PRESIDENT.
Subject to such
supervisory powers, if
any, as may be given by
the Board to the
Chairman of the Board,
the President shall be the
principal executive
officer of the Trust and
shall, subject to the
control of the Board, have
general supervision,
direction and control of
the business and the other
officers of the Trust.  The
president shall have the
general powers and duties
of management usually
vested in the office of
president of a corporation
and shall have such other
powers and duties as may
be prescribed by the
Board or these By-Laws.
Section 9.  VICE
PRESIDENT.  In the
absence or disability of
the President and the
Chairman of the Board,
the Executive Vice
President, Senior Vice
President and Vice
President, if any, in order
of their rank as fixed by
the Board or if not
ranked, a Vice President
designated by the Board,
shall perform all the
duties of the President
and when so acting shall
have all powers of, and
be subject to all the
restrictions upon, the
President.  Each
Executive Vice President,
Senior Vice President and
Vice President shall be
authorized to sign
documents on behalf of
the Trust and shall have
such other powers and
perform such other duties
as from time to time may
be prescribed for them
respectively by the
Board, the Chairman, the
President, the Executive
Committee, or these By-
Laws.
Section 10.
SECRETARY.  The
Secretary shall keep or
cause to be kept at the
principal executive office
of the Trust or such other
place as the Board may
direct a book of minutes
of all meetings and
actions of Trustees,
committees of Trustees
and Shareholders with the
time and place of holding,
whether regular or
special, and if special,
how authorized, the
notice given, the names
of those present at
Trustees? meetings or
committee meetings, the
number of shares present
or represented at
Shareholders? meetings,
and the proceedings.
The Secretary shall cause
to be kept at the principal
executive office of the
Trust or at the office of
the Trust?s administrator,
transfer agent or registrar,
as determined by
resolution of the Board, a
share register or a
duplicate share register
showing the names of all
Shareholders and their
addresses, the number,
series and classes of
shares held by each, the
number and date of
certificates, if any, issued
for the same and the
number and date of
cancellation of every
certificate surrendered for
cancellation.
The Secretary shall give
or cause to be given
notice of all meetings of
the Shareholders and of
the Board required by
these By-Laws or by
applicable law to be
given and shall have such
other powers and perform
such other duties as may
be prescribed by the
Board, the Chairman, the
President, the Executive
Committee or these By-
Laws.
Section 11.
TREASURER.  The
treasurer shall be the
principal financial officer
of the Trust and shall
keep and maintain or
cause to be kept and
maintained adequate and
correct books and records
of accounts of the
properties and business
transactions of the Trust,
including accounts of its
assets, liabilities, receipts,
disbursements, gains,
losses, capital, retained
earnings and shares.  The
books of account shall at
all reasonable times be
open to inspection by any
Trustee.
The treasurer shall
deposit all monies and
other valuables in the
name and to the credit of
the Trust with such
depositories as may be
designated by the Board.
The treasurer shall
disburse the funds of the
Trust as may be ordered
by the Board, shall render
to the President and
Trustees, whenever they
request it, an account of
all of the treasurer?s
transactions as principal
financial officer and of
the financial condition of
the Trust and shall have
other powers and perform
such other duties as may
be prescribed by the
Board or these By-Laws.
Section 12.  CHIEF
LEGAL OFFICER.  The
Chief Legal Officer, to
the extent the Board may
determine that such role
shall exist rather than a
qualified legal
compliance committee,
shall serve as Chief Legal
Officer for the Trust,
solely for purposes of
complying with the
attorney conduct rules
(?Attorney Conduct
Rules?) enacted by the
Securities Exchange
Commission pursuant to
Section 307 of the
Sarbanes-Oxley Act of
2002 (the ?Act?).  The
Chief Legal Officer shall
have the authority to
exercise all powers
permitted to be exercised
by a chief legal officer
pursuant to Section 307
of the Act.  The Chief
Legal Officer, in his sole
discretion, may delegate
his responsibilities as
Chief Legal Officer under
the Attorney Conduct
Rules to another attorney
or firm of attorneys.
Section 13.  CHIEF
COMPLIANCE
OFFICER.  The Chief
Compliance Officer shall
be responsible for
administering the Trust?s
policies and procedures
approved by the Board
under Rule 38a-1 of the
1940 Act.
Notwithstanding any
other provision of these
By-Laws, the
designation, removal and
compensation of Chief
Compliance Officer are
subject to Rule 38a-1
under the 1940 Act.
Section 14.
COMPENSATION OF
OFFICERS.  Each officer
may receive such
compensation from the
Trust for services and
reimbursement for
expenses as the Board
may determine.  No
officer shall be prevented
from receiving such
salary by reason of the
fact that he is also a
Trustee.
ARTICLE VI
RECORDS AND
REPORTS
Section 1.
MAINTENANCE AND
INSPECTION OF
SHARE REGISTER.  The
Trust shall keep at its
offices or at the office of
its transfer or other duly
authorized agent, records
of its Shareholders, which
provide the names and
addresses of all
Shareholders and the
number, series and
classes, if any, of shares
held by each Shareholder.
Such records may be
inspected during the
Trust?s regular business
hours by any
Shareholder, or its duly
authorized representative,
upon reasonable written
demand to the Trust, for
any purpose reasonably
related to such
Shareholder?s interest as
a Shareholder.
Section 2.
MAINTENANCE AND
INSPECTION OF
DECLARATION OF
TRUST AND
BY-LAWS.  The Trust
shall keep at its offices
the original or a copy of
the Declaration of Trust
and these By-Laws, as
amended or restated from
time to time, where they
may be inspected during
the Trust?s regular
business hours by any
Shareholder, or its duly
authorized representative,
upon reasonable written
demand to the Trust, for
any purpose reasonably
related to such
Shareholder?s interest as
a Shareholder.
Section 3.
MAINTENANCE AND
INSPECTION OF
OTHER RECORDS.  The
accounting books and
records and minutes of
proceedings of the
Shareholders, the Board,
any committee of the
Board or any advisory
committee shall be kept
at such place or places
designated by the Board
or, in the absence of such
designation, at the offices
of the Trust.  The minutes
and the accounting books
and records shall be kept
either in written form or
in any other form capable
of being converted into
written form.
If information is
requested by a
Shareholder, the Board,
or, in case the Board does
not act, the Chairman,
President, any Vice
President or the
Secretary, shall establish
reasonable standards
governing, without
limitation, the
information and
documents to be
furnished and the time
and the location, if
appropriate, of furnishing
such information and
documents.  Costs of
providing such
information and
documents shall be borne
by the requesting
Shareholder.  The Trust
shall be entitled to
reimbursement for its
direct, out-of-pocket
expenses incurred in
declining unreasonable
requests (in whole or in
part) for information or
documents.
The Board, or, in case the
Board does not act, the
Chairman, President, any
Vice President or the
Secretary, may keep
confidential from
Shareholders for such
period of time as the
Board or such officer, as
applicable, deems
reasonable any
information that the
Board or such officer, as
applicable, reasonably
believes to be in the
nature of trade secrets or
other information that the
Board or such officer, as
the case may be, believes
would not be in the best
interests of the Trust to
disclose or that could
damage the Trust or its
business or that the Trust
is required by law or by
agreement with a third
party to keep
confidential.
Section 4.  INSPECTION
BY TRUSTEES.  Every
Trustee shall have the
absolute right during the
Trust?s regular business
hours to inspect all books,
records, and documents
of every kind and the
physical properties of the
Trust.  This inspection by
a Trustee may be made in
person or by an agent or
attorney and the right of
inspection includes the
right to copy and make
extracts of documents.
ARTICLE VII
GENERAL MATTERS
Section 1.  CHECKS,
DRAFTS, EVIDENCES
OF INDEBTEDNESS.
All checks, drafts, or
other orders for payment
of money, notes or other
evidences of indebtedness
issued in the name of or
payable to the Trust shall
be signed or endorsed by
such person or persons
and in such manner as
from time to time shall be
determined by the Board
or as may be contracted
to service providers.
Section 2.  CONTRACTS
AND INSTRUMENTS;
HOW EXECUTED.  The
Board, except as
otherwise provided in
these By-Laws, may
authorize any officer or
officers or agent or
agents, to enter into any
contract or execute any
instrument in the name of
and on behalf of the Trust
and this authority may be
general or confined to
specific instances; and
unless so authorized or
ratified by the Board or
within the agency power
of an officer, no officer,
agent, or employee shall
have any power or
authority to bind the
Trust by any contract or
engagement or to pledge
its credit or to render it
liable for any purpose or
for any amount.
Section 3.
CERTIFICATES FOR
SHARES.  No certificates
for shares of beneficial
interest in any series shall
be issued except as the
Board may otherwise
determine from time to
time in its sole discretion.
Should the Board
authorize the issuance of
such certificates, a
certificate or certificates
for shares of beneficial
interest in any series of
the Trust may be issued
to a Shareholder upon the
Shareholder?s request
when such shares are
fully paid.  All
certificates shall be
signed in the name of the
Trust by the Chairman of
the Board or the President
or any Vice President and
by the Treasurer or any
Assistant Treasurer or the
Secretary or any Assistant
Secretary, certifying the
number of shares and the
series and class of shares
owned by the
Shareholders.  Any or all
of the signatures on the
certificate may be
facsimile.  In case any
officer, transfer agent, or
registrar who has signed
or whose facsimile
signature has been placed
on a certificate shall have
ceased to be such officer,
transfer agent, or registrar
before such certificate is
issued, it may be issued
by the Trust with the
same effect as if such
person were an officer,
transfer agent or registrar
at the date of issue.
Notwithstanding the
foregoing, the Trust may
adopt and use a system of
issuance, recordation and
transfer of its shares by
electronic or other means.
Section 4.  LOST
CERTIFICATES.  Except
as provided in Section 3
of this Article VII or this
Section 4, no new
certificates for shares
shall be issued to replace
an old certificate unless
the latter is surrendered to
the Trust and cancelled at
the same time.  The
Board may, in case any
share certificate or
certificate for any other
security is lost, stolen, or
destroyed, authorize the
issuance of a replacement
certificate on such terms
and conditions as the
Board in its sole
discretion may require,
including a provision for
indemnification of the
Trust secured by a bond
or other adequate security
sufficient to protect the
Trust against any claim
that may be made against
it, including any expense
or liability on account of
the alleged loss, theft, or
destruction of the
certificate or the issuance
of the replacement
certificate.
Section 5.
REPRESENTATION OF
SHARES OF OTHER
ENTITIES HELD BY
TRUST.  The Chairman
of the Board, the
President or any Vice
President or any other
person authorized by
resolution of the Board or
by any of the foregoing
designated officers, is
authorized to vote or
represent on behalf of the
Trust any and all shares
of any corporation,
partnership, trust, or other
entity, foreign or
domestic, standing in the
name of the Trust.  The
authority granted may be
exercised in person or by
a proxy duly executed by
such designated person.
Section 6.  HOLDERS
OF RECORD.  The Trust
shall be entitled to treat
the holder of record of
any share or shares of the
Trust as the owner
thereof and, accordingly,
shall not be bound to
recognize any equitable
or other claim to or
interest in such share or
shares on the part of any
other person, whether or
not the Trust shall have
express or other notice
thereof.
Section 7.  FISCAL
YEAR.  The fiscal year
of the Trust or any series
shall be established, re-
established or changed
from time to time by
resolution of the Board.
ARTICLE VIII
AMENDMENTS
Section 1.
AMENDMENT.  These
By-Laws may be restated
and/or amended at any
time, without the
approval of the
Shareholders, by an
instrument in writing
signed by, or a resolution
of, a majority of the
Trustees then in office.



77(Q1) (e) Investment
Advisory Contracts

Amendment #1 to
Exhibit RR
to the
Investment Advisory
Contract

FEDERATED CAPITAL
RESERVES FUND

	For all services
rendered by Adviser
hereunder, the Trust shall
pay to Adviser and Adviser
agrees to accept as full
compensation for all
services rendered hereunder,
an annual gross investment
advisory fee equal to 0.20%
of the average daily net
assets of the Fund.

	The portion of the
fee based upon the average
daily net assets of the Fund
shall be accrued daily at the
rate of 1/365th of 0.20 of
1% applied to the daily net
assets of the Fund.

	The advisory fee so
accrued shall be paid to
Adviser daily.

	Witness the due
execution hereof this 1st day
of June, 2015.


FEDERATED INVESTMENT
MANAGEMENT COMPANY



By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President/CEO



MONEY MARKET
OBLIGATIONS TRUST



By:  /s/ J. Christopher
Donahue
Name:  J. Christopher
Donahue
Title:  President



Amendment #1 to
Exhibit SS
to the
Investment Advisory
Contract

FEDERATED
GOVERNMENT
RESERVES FUND

	For all services
rendered by Adviser
hereunder, the Trust shall
pay to Adviser and Adviser
agrees to accept as full
compensation for all
services rendered hereunder,
an annual gross investment
advisory fee equal to 0.20%
of the average daily net
assets of the Fund.

	The portion of the
fee based upon the average
daily net assets of the Fund
shall be accrued daily at the
rate of 1/365th of 0.20 of
1% applied to the daily net
assets of the Fund.

	The advisory fee so
accrued shall be paid to
Adviser daily.

	Witness the due
execution hereof this 1st day
of June, 2015.

FEDERATED INVESTMENT
MANAGEMENT COMPANY



By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President/CEO



MONEY MARKET
OBLIGATIONS TRUST



By:  /s/ J. Christopher
Donahue
Name:  J. Christopher
Donahue
Title:  President



Amendment #1 to
Exhibit TT
to the
Investment Advisory
Contract

FEDERATED
MUNICIPAL TRUST

	For all services
rendered by Adviser
hereunder, the Trust shall
pay to Adviser and Adviser
agrees to accept as full
compensation for all
services rendered hereunder,
an annual gross investment
advisory fee equal to 0.20%
of the average daily net
assets of the Fund.

	The portion of the
fee based upon the average
daily net assets of the Fund
shall be accrued daily at the
rate of 1/365th of 0.20 of
1% applied to the daily net
assets of the Fund.

	The advisory fee so
accrued shall be paid to
Adviser daily.

	Witness the due
execution hereof this 1st day
of  June, 2015.

FEDERATED INVESTMENT
MANAGEMENT COMPANY



By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President/CEO



MONEY MARKET
OBLIGATIONS TRUST



By:  /s/ J. Christopher
Donahue
Name:  J. Christopher
Donahue
Title:  President



77(Q1) (g) Merger
Agreements
1. Federated Treasury
Obligations
Fund
The Agreement and
Plan of Reorganization
between Money Market
Obligations Trust, on
behalf of its series,
Federated Treasury
Obligations Fund and
The Huntington Funds,
on behalf of its series,
Huntington U.S.
Treasury Money
Market Fund is hereby
incorporated by
reference from the
definitive
Prospectus/Proxy
Statement filed with the
SEC on October 9,
2015.
2. Federated
Government Reserves
Fund
The Agreement and
Plan of Reorganization
between Money Market
Obligations Trust, on
behalf of its series,
Federated Government
Reserves Fund and
Money Market
Obligations Trust, on
behalf of its series,
Federated Liberty U.S.
Government Money
Market Fund is hereby
incorporated by
reference from the
definitive
Prospectus/Proxy
Statement filed with the
SEC on October 26,
2015.
3. Federated
Government
Obligations Tax-
Managed Fund
The Agreement and
Plan of Reorganization
between Money Market
Obligations Trust, on
behalf of its series,
Federated Automated
Government Cash
Reserves Fund and
Money Market
Obligations Trust, on
behalf of its series,
Federated Government
Obligations Tax-
Managed Fund is
hereby incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on October 26,
2015.
4. Federated Prime
Cash Obligations Fund
The Agreement and
Plan of Reorganization
between Money Market
Obligations Trust, on
behalf of its series,
Federated Automated
Cash Management
Trust and Money
Market Obligations
Trust, on behalf of its
series, Federated Prime
Cash Obligations Fund,
and the Agreement and
Plan of Reorganization
between Money Market
Obligations Trust, on
behalf of its series,
Federated Prime Cash
Obligations Fund and
Cash Trust Series, Inc.
on behalf of its series,
Federated Prime Cash
Series are hereby
incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on November 2,
2015.
5. Federated
Government
Obligations Fund
The Agreement and
Plan of Reorganization
between Cash Trust
Series, Inc., on behalf
of its series, Federated
Government Cash
Series and Money
Market Obligations
Trust, on behalf of its
series, Federated
Government
Obligations Fund is
hereby incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on November 2,
2015.
6. Federated Trust for
U.S. Treasury
Obligations Fund
The Agreement and
Plan of Reorganization
between Cash Trust
Series, Inc., on behalf
of its series, Federated
Treasury Cash Series
and Money Market
Obligations Trust, on
behalf of its series,
Federated Trust for
U.S. Treasury
Obligations Fund is
hereby incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on November 2,
2015.
7. Federated Municipal
Obligations
Fund
The Agreement and
Plan of Reorganization
between Cash Trust
Series, Inc., on behalf
of its series, Federated
Municipal Cash Series
and Money Market
Obligations Trust, on
behalf of its series,
Federated Municipal
Obligations Fund is
hereby incorporated by
reference from the
definitive
Prospectus/Information
Statement filed with the
SEC on November 2,
2015.